UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )

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Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

IRIS ACQUISITION CORP

 (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

IRIS ACQUISITION CORP
3rd Floor Zephyr House

122 Mary Street, George Town

PO Box 10085

Grand Cayman KY1-1001, Cayman Islands

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 7, 2023

TO THE STOCKHOLDERS OF Iris Acquisition Corp:

You are cordially invited to attend the special meeting, which we refer to as the “Special Meeting”, of stockholders of Iris Acquisition Corp, which we refer to as “we”, “us”, “our” or the “Company”, to be held at 11 a.m. Eastern Time on September 7, 2023.

The Special Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Special Meeting online, vote and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/irisacquisition/2023.

Even if you are planning on attending the Special Meeting online, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Special Meeting. Instructions on voting your shares are on the proxy materials you received for the Special Meeting. Even if you plan to attend the Special Meeting online, it is strongly recommended you complete and return your proxy card before the Special Meeting date to ensure that your shares will be represented at the Special Meeting if you are unable to attend.

The accompanying proxy statement, which we refer to as the “Proxy Statement”, is dated August 28, 2023, and is first being mailed to stockholders of the Company on or about August 28, 2023. The sole purpose of the Special Meeting is to consider and vote upon the following proposals:

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a proposal to amend the Company’s amended and restated certificate of incorporation, which we refer to as the “charter”, in either the form set forth in Annex A or Annex B, as applicable, to the accompanying Proxy Statement, which we refer to as the “Extension Amendment” and such proposal the “Extension Amendment Proposal”, to extend the date by which the Company must: (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, involving the Company and one or more businesses, which we refer to as a “business combination”, (ii) redeem 100% of the Company’s Class A common stock included as part of the units sold in the Company’s initial public offering that was consummated on March 9, 2021, which we refer to as the “IPO”, and (iii) redeem shares in connection with a vote seeking: (a) to modify the substance or timing of the Corporation’s obligation to provide for the redemption of the Company's Class A Common Stock included as part of the units sold in the Company's IPO in connection with an initial business combination or amendments to the Company's charter prior thereto or to redeem 100% of such shares if the Company has not consummated an initial business combination or (b) with respect to any other material provisions relating to stockholders’ rights or pre-initial business combination activity to December 9, 2023 (subject to an additional three month extension at the discretion of the Board), which we refer to as the “Extension”, and such later date, the “Extended Date”;

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a proposal to amend the Company’s charter in either the form set forth in Annex A or Annex B, as applicable, to the accompanying Proxy Statement, which we refer to as the “NTA Amendment” and such proposal as the “NTA Amendment Proposal,” to remove from the charter (i) the limitation on share repurchases prior to the consummation of a business combination that would cause the Company’s net tangible assets (“NTA”) to be less than $5,000,001 following such repurchases, and (ii) the limitation that the Company shall not consummate a business combination if it would cause the Company’s NTA to be less than $5,000,001 either immediately prior or subsequent to the consummation of such business combination;

•	a proposal to amend the Company’s charter, in the form set forth in Annex A to the accompanying Proxy Statement, to provide for the right of a holder of shares of the Class B common stock of the Company, par value $0.0001 per share, to convert such shares into shares of the Company’s Class A common stock on a one-for-one basis prior to the closing of a business combination (the “Founder Share Amendment”, and such proposal, “Founder Share Amendment Proposal” and, together with the Extension Amendment Proposal and the NTA Amendment Proposal, the “Charter Amendment Proposals,” and such charter amendments being herein referred to collectively as the “Charter Amendments”); and

•	a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, which we refer to as the “Adjournment Proposal”. The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Extension Amendment Proposal.

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Each of the Extension Amendment Proposal, the NTA Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement.

The purpose of the Extension Amendment Proposal, the NTA Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete our initial business combination. As previously disclosed on Form 8-K filed with the SEC on December 1, 2022, on November 30, 2022, the Company, Iris Parent Holding Corp., a Delaware corporation (“ParentCo”), Liminatus Pharma, LLC, a Delaware limited liability company (“Liminatus”), Liminatus Pharma Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of ParentCo (“Liminatus Merger Sub”), and SPAC Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of ParentCo (“SPAC Merger Sub” and together with Liminatus Merger Sub, the “Merger Subs”), entered into a business combination agreement (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”) for a proposed business combination. Our board of directors (the “Board”) currently believes that there will not be sufficient time before September 9, 2023 to complete the business combination. Additionally, the Company’s charter does not permit the Company to repurchase shares of its common stock if the Company’s net tangible assets are below $5,000,001 following such repurchases. Because public stockholders may elect to redeem their public shares in connection with the Extension Amendment Proposal and because the Company’s net tangible assets are currently below $5,000,001, obtaining an extension of time to complete our initial business combination requires removal of the net tangible asset requirement in our charter. Accordingly, the Board believes that in order to be able to consummate the business combination, we will need to obtain the Extension and remove the NTA requirement from our charter. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which the Company has to consummate a business combination to the Extended Date in order for our stockholders to have the opportunity to participate in our future investment.

In connection with the Charter Amendment Proposals, public stockholders may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (the “Trust Account”), including interest (which interest shall be net of taxes payable), divided by the number of then outstanding shares of Class A common stock issued in our IPO, which shares we refer to as the “public shares”, and which election we refer to as the “Election”, regardless of whether such public stockholders vote on any of the Charter Amendment Proposals. If any of the Charter Amendment Proposals are approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when the business combination is submitted to the stockholders, subject to any limitations set forth in our charter as amended by the Charter Amendments. In addition, public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date. The Sponsor owns 6,900,000 shares of our Class B common stock, which we refer to as the “Founder Shares”, that were issued to the Sponsor prior to our IPO. Simultaneously with the closing of the IPO, the Company consummated the sale of 5,013,333 warrants (the “Private Placement Warrants”) to the Sponsor and Cantor Fitzgerald & Co. (“Cantor”), the representative of the underwriters of the IPO.

The purpose of the Founder Share Amendment is to provide the holders of the Company’s Class B common stock with the flexibility to assist us in meeting the listing requirements of our Class A common stock in connection with the Extension and the consummation of a business combination. This flexibility may also help us in retaining investors. For example, on March 28, 2023, we received a deficiency letter from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying us that, for the preceding 30 consecutive business days, our Market Value of Listed Securities (“MVLS”) was below the $35 million minimum requirement for continued inclusion on The Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(b)(2) (the “MVLS Requirement”). The notification received has no immediate effect on our Nasdaq listing. In accordance with Nasdaq rules, we have been provided an initial period of 180 calendar days, or until September 25, 2023 (the “Compliance Date”), to regain compliance with the MVLS Requirement. If, at any time before the Compliance Date, our MVLS closes at $35 million or more for a minimum of 10 consecutive business days, the Staff will provide us with written confirmation of compliance with the MVLS Requirement. Implementation of the Founder Share Amendment and the Founder Conversion (defined below), as currently contemplated, may help us regain compliance with the MVLS Requirement.

The Sponsor owns 6,900,000 shares of our Class B common stock, that were issued to the Sponsor prior to our IPO. Simultaneously with the closing of the IPO, the Company consummated the sale of the 5,013,333 Private Placement Warrants to the Sponsor and Cantor, the representative of the underwriters of the IPO. If the Charter Amendment Proposals are approved and the Charter Amendments are implemented, the Sponsor has informed the Company that it expects to convert on a one-for-one basis 6,900,000 shares of Founder Shares into 6,900,000 shares of our Class A common stock (the “Founder Conversion”). The 6,900,000 shares of Class A Common Stock that will be issued to our Sponsor in connection with the Founder Conversion are collectively referred to herein as the “Founder Shares”. The Founder Shares following the Founder Conversion are subject to the same restrictions as the shares of our Class B common stock before the Founder Conversion, including, among others, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of a business combination as described in the IPO prospectus. The Founder Shares are entitled to registration rights.

To exercise your redemption rights, you must demand that the Company redeem your public shares for a pro rata portion of the funds held in the Trust Account, and tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or September 5, 2023). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

If the Charter Amendment Proposals are approved and the Extension is implemented, the Sponsor or its designees has agreed to loan to us the lesser of: (x) $50,000 and (y) $0.035 per month for each public share that is not redeemed (the “Loan”). Assuming the Charter Amendment Proposals are approved and the Charter Amendments are implemented, the Loan will be deposited in the Trust Account promptly following the beginning of the Extension period. Accordingly, if the Charter Amendment Proposals are approved and the Charter Amendments are implemented, the redemption amount per share at the meeting for the Company’s business combination or the Company’s subsequent liquidation will be approximately $10.32 per share, subject to adjustment for the Excise Tax (as defined below), if applicable, and such other taxes payable from the Trust Account, in comparison to the current redemption amount of approximately $10.28 per share, subject to adjustment for the Excise Tax (as defined below), if applicable, and such other taxes payable from the Trust Account. The Loan is conditioned upon the implementation of the Charter Amendments. The Loan will not occur if the Charter Amendment Proposals are not approved or the Charter Amendments are not implemented. The Loan will only be made on a month-to-month basis at the end of every month and until the consummation of the business combination transaction. The amount of the Loan will not bear interest and will be repayable by us to the Sponsor or its designees upon consummation of an initial business combination, in cash, at the option of the Sponsor. If the Sponsor or its designees advises us that it does not intend to make the Loan, then the Charter Amendment Proposals and the Adjournment Proposal will not be put before the stockholders at the Special Meeting and we will dissolve and liquidate in accordance with our charter.

Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.28 at the time of the Special Meeting, subject to adjustment for the Excise Tax (as defined below), if applicable, and such other taxes payable from the Trust Account. The closing price of the Company’s Class A common stock on August 23, 2023 was $10.36 . The Company cannot assure stockholders that they will be able to sell their shares of the Company’s Class A common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

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If both the Extension Amendment Proposal and the NTA Amendment Proposal are not approved and we do not consummate the business combination by September 9, 2023, as contemplated by our IPO prospectus and in accordance with our charter, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of income taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish the public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Board, liquidate and dissolve, subject, in each case, to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Warrants.

Subject to the foregoing, the affirmative vote of at least 65% of the Company’s outstanding shares of common stock, including the Founder Shares, will be required to approve the Extension Amendment Proposal and the NTA Amendment Proposal, and at least 51% of the outstanding shares of Common Stock, including the Class B common stock, will be required to approve the Founder Share Amendment Proposal. Stockholder approval of the Extension Amendment and the NTA Amendment Proposal is required for the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Notwithstanding stockholder approval of the Charter Amendment Proposals, our Board will retain the right to abandon and not implement the Charter Amendments at any time without any further action by our stockholders.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the Special Meeting and entitled to vote thereon.

Our Board has fixed the close of business on August 14, 2023, as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

You are not being asked to vote on the business combination at this time. If the Charter Amendments are implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider the business combination, you will retain the right to vote on the business combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event the business combination is approved and completed or we have not consummated a business combination by the Extended Date.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, the NTA Amendment Proposal, the Founder Share Amendment Proposal, and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Under Delaware law and the Company’s bylaws, no other business may be transacted at the Special Meeting.

Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment Proposal, the NTA Amendment Proposal, the Founder Share Amendment Proposal, the Adjournment Proposal and the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.

If you have any questions regarding the accompanying proxy statement, you may contact Alliance Advisors, LLC, the Company's proxy solicitor, toll-free at (844)-670-2141 or email at IRAA@allianceadvisors.com.

August 28, 2023	By Order of the Board of Directors

/s/ Sumit Mehta
Sumit Mehta
Chief Executive Officer

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Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Special Meeting. If you are a stockholder of record, you may also cast your vote online at the Special Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Special Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting “AGAINST” the Charter Amendment Proposals, and an abstention will have the same effect as voting “AGAINST” the Charter Amendment Proposals.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on September 7, 2023: This notice of meeting and the accompanying Proxy Statement are available at https://www.cstproxy.com/irisacquisition/2023.

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IRIS ACQUISITION CORP

3rd Floor Zephyr House

122 Mary Street, George Town

PO Box 10085

Grand Cayman KY1-1001, Cayman Islands

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 7, 2023

PROXY STATEMENT

The special meeting, which we refer to as the “Special Meeting”, of stockholders of Iris Acquisition Corp, which we refer to as the “we”, “us”, “our” or the “Company”, will be held at 11 a.m. on September 7, 2023 as a virtual meeting. You will be able to attend, vote your shares, and submit questions during the Special Meeting via a live webcast available at https://www.cstproxy.com/irisacquisition/2023. The Special Meeting will be held for the sole purpose of considering and voting upon the following proposals:

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a proposal to amend the charter, in either the form set forth in Annex A or Annex B, as applicable, to the accompanying Proxy Statement, to extend the date by which the Company must: (i) consummate a business combination, (ii) redeem 100% of the Company’s Class A Common Stock included as part of the units sold in the Company’s IPO, and (iii) redeem shares in connection with a vote seeking: (a) to modify the substance or timing of the Corporation’s obligation to provide for the redemption of the Company’s Class A Common Stock included as part of the units sold in the Company's IPO in connection with an initial business combination or amendments to the Company's charter prior thereto or to redeem 100% of such shares if the Company has not consummated an initial business combination or (b) with respect to any other material provisions relating to stockholders’ rights or pre-initial business combination activity to December 9, 2023 (subject to an additional three month extension at the discretion of the Board);

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a proposal to amend the charter in either the form set forth in Annex A or Annex B, as applicable,to the accompanying Proxy Statement, to remove from the charter (i) the limitation on share repurchases prior to the consummation of a business combination that would cause the Company’s NTA to be less than $5,000,001 following such repurchases, and (ii) the limitation that the Company shall not consummate a business combination if it would cause the Company’s NTA to be less than $5,000,001 either immediately prior or subsequent to the consummation of such business combination; and

•	a proposal to amend the Company’s charter, in the form set forth in Annex A to the accompanying Proxy Statement, to provide for the right of a holder of shares of the Class B common stock of the Company, par value $0.0001 per share, to convert such shares into shares of the Company’s Class A common stock on a one-for-one basis prior to the closing of a business combination; and

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a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal. The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Extension Amendment Proposal.

The Extension Amendment Proposal and the NTA Amendment Proposal are required for the implementation of the plan of the Board to extend the date by which the Company has to complete our initial business combination. The purpose of the Extension Amendment is to allow the Company more time to complete the business combination. The purpose of the NTA Amendment is to allow the Company to repurchase our shares of Class A common stock issued in our IPO and to complete a business combination, despite having net tangible assets less than $5,000,001. We will not proceed with the Extension unless the NTA Amendment Proposal is approved.

In connection with the Charter Amendment Proposals, public stockholders may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, regardless of whether such public stockholders vote on any of the Charter Amendment Proposals. If any of the Charter Amendment Proposals are approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when the business combination is submitted to the stockholders, subject to any limitations set forth in our charter as amended by the Charter Amendments. In addition, public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date.

The purpose of the Founder Share Amendment is to provide the holders of the Company’s Class B common stock with the flexibility to assist us in meeting the listing requirements of our Class A common stock in connection with the Extension and the consummation of a business combination. This flexibility may also help us in retaining investors. For example, on March 28, 2023, we received a deficiency letter from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying us that, for the preceding 30 consecutive business days, our Market Value of Listed Securities (“MVLS”) was below the $35 million minimum requirement for continued inclusion on The Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(b)(2) (the “MVLS Requirement”). The notification received has no immediate effect on our Nasdaq listing. In accordance with Nasdaq rules, we have been provided an initial period of 180 calendar days, or until September 25, 2023 (the “Compliance Date”), to regain compliance with the MVLS Requirement. If, at any time before the Compliance Date, our MVLS closes at $35 million or more for a minimum of 10 consecutive business days, the Staff will provide us with written confirmation of compliance with the MVLS Requirement. Implementation of the Founder Share Amendment and the Founder Conversion (defined below), as currently contemplated, may help us regain compliance with the MVLS Requirement.

The Sponsor owns 6,900,000 shares of our Class B common stock, that were issued to the Sponsor prior to our IPO. Simultaneously with the closing of the IPO, the Company consummated the sale of the 5,013,333 Private Placement Warrants to the Sponsor and Cantor, the representative of the underwriters of the IPO. If the Charter Amendment Proposals are approved and the Charter Amendments are implemented, the Sponsor has informed the Company that it expects to convert on a one-for-one basis 6,900,000 shares of Founder Shares into 6,900,000 shares of our Class A common stock (the “Founder Conversion”). The 6,900,000 shares of Class A Common Stock that will be issued to our Sponsor in connection with the Founder Conversion are collectively referred to herein as the “Founder Shares”. The Founder Shares following the Founder Conversion are subject to the same restrictions as the shares of our Class B common stock before the Founder Conversion, including, among others, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of a business combination as described in the IPO prospectus. The Founder Shares are entitled to registration rights.

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To exercise your redemption rights, you must demand that the Company redeem your public shares for a pro rata portion of the funds held in the Trust Account, and tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or September 5, 2023). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

If the Charter Amendment Proposals are approved and the Charter Amendments implemented, the Sponsor or its designees has agreed to loan to us the lesser of: (x) $50,000 and (y) $0.035 per month for each public share that is not redeemed. Assuming the Charter Amendment Proposals are approved and the Charter Amendments implemented, the Loan will be deposited in the Trust Account promptly following the beginning of the Extension period. Accordingly, if the Charter Amendment Proposals are approved and the Extension is implemented, the redemption amount per share at the meeting for the Company’s business combination or the Company’s subsequent liquidation will be approximately $10.32 per share, subject to adjustment for the Excise Tax (as defined below), if applicable, and such other taxes payable from the Trust Account, in comparison to the current redemption amount of approximately $10.28 per share, subject to adjustment for the Excise Tax (as defined below), if applicable, and such other taxes payable from the Trust Account. The Loan is conditioned upon the implementation of the Charter Amendments. The Loan will not occur if the Charter Amendment Proposals are not approved or the Charter Amendments are not implemented. The Loan will only be made on a month-to-month basis at the end of every month and until the consummation of the business combination transaction. The amount of the Loan will not bear interest and will be repayable by us to the Sponsor or its designees upon consummation of an initial business combination, in cash, at the option of the Sponsor. If the Sponsor or its designees advises us that it does not intend to make the Loan, then the Charter Amendment Proposals and the Adjournment Proposal will not be put before the stockholders at the Special Meeting and we will dissolve and liquidate in accordance with our charter.

The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. In such event, the Company may need to obtain additional funds to complete the business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If both the Extension Amendment Proposal and the NTA Amendment Proposal are not approved and we do not consummate the business combination by September 9, 2023, as contemplated by our IPO prospectus and in accordance with our charter, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of income taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish the public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Board, liquidate and dissolve, subject, in each case, to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the Sponsor and our officers or directors will not receive any monies held in the Trust Account as a result of their ownership of 6,900,000 Founder Shares, which were issued to the Sponsor prior to our IPO, and 5,013,333 Private Placement Warrants, which were purchased by the Sponsor and Cantor in a private placement that occurred simultaneously with the completion of the IPO. As a consequence, a liquidating distribution will be made only with respect to the public shares. In the event of a liquidation, the Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Warrants.

The Sponsor, officers and directors have agreed to: (i) waive their redemption rights with respect to any Founder Shares and public shares they hold in connection with the completion of the initial business combination, (ii) waive their redemption rights with respect to their Founder Shares and public shares in connection with a stockholder vote to approve an amendment to the charter, (iii) waive their rights to liquidating distributions from the Trust Account with respect to any Founder Shares they hold if the Company fails to complete the initial business combination by September 9, 2023, and (iv) vote any Founder Shares held by them and any public shares purchased during or after the IPO in favor of the initial business combination.

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Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

Because the Company will not be complying with Section 280 of the DGCL as described in our IPO prospectus filed with the U.S. Securities and Exchange Commission, which we refer to as the “SEC”, on March 8, 2021, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the 10 years following our dissolution. However, because we are a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers or investment bankers) or prospective target businesses.

The Founder Share Amendment Proposal is conditioned on the approval of the Extension Amendment Proposal; however, the Extension Amendment Proposal is not conditioned on the approval of the Founder Share Amendment Proposal. Thus, if the Charter Amendment Proposals are approved and the Charter Amendments are implemented, or in the unlikely event that the Founder Share Amendment Proposal is not approved but the Extension Amendment Proposal is approved and the Extension Amendment is implemented, the Company, pursuant to the terms of the investment management trust agreement, dated March 4, 2021, by and between the Company and Continental Stock Transfer & Trust Company (the “Trust Agreement”), will: (i) remove from the Trust Account an amount, which we refer to as the “Withdrawal Amount”, equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Amendment Proposal is approved.

Our Board has fixed the close of business on August 14, 2023 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. On the record date of the Special Meeting, there were 1,413,104 shares of Class A common stock and 6,900,000 shares of Class B common stock outstanding. The Company’s warrants do not have voting rights in connection with the Charter Amendment Proposals or the Adjournment Proposal.

This Proxy Statement contains important information about the Special Meeting and the proposals. Please read it carefully and vote your shares.

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We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Alliance Advisors, LLC to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Alliance Advisors, LLC a fee of $15,000. We will also reimburse Alliance Advisors, LLC for standard out-of-pocket expenses and will indemnify and hold Alliance Advisors, LLC and its employees harmless against certain losses, damages, expenses, liabilities or claims. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

This Proxy Statement is dated August 28, 2023 and is first being mailed to stockholders on or about August 28, 2023.

Date: August 28, 2023	By Order of the Board of Directors

/s/Sumit Mehta
Sumit Mehta
Chief Executive Officer

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QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this Proxy Statement.

Why am I receiving this Proxy Statement?	We are a blank check company incorporated in Delaware on November 5, 2020, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. In March 2021, we consummated our IPO from which we derived gross proceeds of approximately $276,000,000 in the aggregate. The amount in the Trust Account was initially $10.00 per public share. Like most blank check companies, our charter provides for the return of our IPO proceeds held in trust to the holders of shares of Class A common stock sold in our IPO if there is no qualifying business combination(s) consummated on or before a certain date (in our case, June 9, 2023 (subject to an additional three month extension at the discretion of the Board, which three month extension the Board has since approved)). Our Board believes that it is in the best interests of the stockholders to continue our existence until the Extended Date in order to allow us more time to complete the business combination.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete the business combination.

What is being voted on?	You are being asked to vote on:

• a proposal to amend our charter to extend the date by which we have to consummate a business combination to December 9, 2023 (subject to an additional three month extension at the discretion of the Board);

•   a proposal to amend our charter to remove from the charter: (i) the limitation on share repurchases prior to the consummation of a business combination that would cause the Company’s NTA to be less than $5,000,001 following such repurchases, and (ii) the limitation that the Company shall not consummate a business combination if it would cause the Company’s NTA to be less than $5,000,001 either immediately prior or subsequent to the consummation of such business combination;

•   a proposal to amend our charter for the right of a holder of our Class B common stock to convert such shares into shares of our Class A common stock on a one-for-one basis prior to the closing of a business combination; and

• a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

The Extension Amendment Proposal is required for the implementation of our Board’s plan to extend the date that we have to complete our initial business combination. The purpose of the Extension Amendment is to allow the Company more time to complete the business combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.

If the Extension Amendment Proposal is approved, we will, pursuant to the Trust Agreement, remove the Withdrawal Amount from the Trust Account, deliver to the holders of redeemed public shares their portion of the Withdrawal Amount and retain the remainder of the funds in the Trust Account for our use in connection with consummating a business combination on or before the Extended Date.

We will not proceed with the Extension unless the NTA Amendment Proposal is approved.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved. In such event, we may need to obtain additional funds to complete the business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If both the Extension Amendment Proposal and the NTA Amendment Proposal are not approved and we do not consummate the business combination by September 9, 2023, as contemplated by our IPO prospectus and in accordance with our charter, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of income taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish the public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Board, liquidate and dissolve, subject, in each case, to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares and Private Placement Warrants.

Why is the Company proposing the Extension Amendment Proposal?	Our charter provides for the return of our IPO proceeds held in trust to the holders of shares of Class A common stock sold in our IPO if there is no qualifying business combination(s) consummated on or before June 9, 2023 (subject to an additional three month extension at the discretion of the Board, which three month extension the Board has since approved). As explained below, we will not be able to complete the business combination by that date and therefore, we are asking for an extension of this timeframe.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete the business combination. There is no assurance that the Company will be able to consummate the business combination, given the actions that must occur prior to closing of the business combination.

The Company believes that given its expenditure of time, effort and money on finding a business combination, circumstances warrant providing public stockholders an opportunity to consider the business combination. Accordingly, the Board is proposing the Extension Amendment Proposal to amend our charter in either the form set forth in Annex A or Annex B, as applicable, hereto to extend the date by which we must: (i) consummate a business combination, (ii) cease our operations if we fail to complete such business combination, and (iii) redeem or repurchase 100% of our Class A common stock included as part of the units sold in our IPO to December 9, 2023 (subject to an additional three month extension at the discretion of the Board).

You are not being asked to vote on the business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider the business combination, you will retain the right to vote on the business combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event the business combination is approved and completed or we have not consummated a business combination by the Extended Date.

Why is the Company proposing the NTA Amendment Proposal?	The Company is proposing the NTA Amendment Proposal to adopt the proposed amendments to the charter prior to the Closing, which, in the judgment of the Board, could facilitate the consummation of the business combination if the Company’s net tangible assets remain below $5,000,001 immediately prior to and following the closing. The charter limits the Company’s ability to consummate an initial business combination, or to redeem shares of the Company’s common stock in connection with an initial business combination, if it would cause the Company to have less than $5,000,001 in net tangible assets. The purpose of such limitation was initially to ensure that the Company’s common stock would not be deemed a “penny stock” pursuant to Rule 3a51-1 under the Exchange Act. Because the Company’s common stock would not be deemed to be a “penny stock” pursuant to other applicable provisions of Rule 3a51-1 under the Exchange Act, the Company is presenting the NTA Amendment Proposal to facilitate the consummation of the business combination. If the NTA Amendment Proposal is not approved, the charter would prevent the Company from being able to consummate the business combination even if all other conditions to closing are met. If the business combination is consummated, then the charter, as amended by the NTA Amendments, will be replaced in its entirety by ParentCo’s amended and restated certificate of incorporation upon the closing of the business combination and all of the references in this proxy statement/prospectus to the “charter” shall be deemed to mean the charter as amended by amendments contained in this NTA Amendment Proposal.

Why is the Company proposing the Founder Share Amendment Proposal?

The Company is proposing the Founder Share Amendment Proposal to provide the holders of the Company’s Class B common stock with the flexibility to assist us in meeting the listing requirements of our Class A common stock in connection with the Extension and the consummation of a business combination. This flexibility may also help us in retaining investors. For example, on March 28, 2023, we received a deficiency letter from the Staff of Nasdaq notifying us that, for the preceding 30 consecutive business days, our MVLS was below the $35 million minimum requirement for continued inclusion on The Nasdaq Capital Market pursuant to the MVLS Requirement. The notification received has no immediate effect on our Nasdaq listing. In accordance with Nasdaq rules, we have been provided an initial period of 180 calendar days, or until September 25, 2023, to regain compliance with the MVLS Requirement. If, at any time before the Compliance Date, our MVLS closes at $35 million or more for a minimum of 10 consecutive business days, the Staff will provide us with written confirmation of compliance with the MVLS Requirement. Implementation of the Founder Share Amendment and the Founder Conversion, as currently contemplated, may help us regain compliance with the MVLS Requirement.

Why should I vote “FOR” the Extension Amendment Proposal?

Our Board believes stockholders should have an opportunity to evaluate the business combination. Accordingly, the Board is proposing the Extension Amendment Proposal to amend our charter in either the form set forth in Annex A or Annex B, as applicable, hereto to extend the date by which we must: (i) consummate a business combination, (ii) cease our operations if we fail to complete such business combination, and (iii) redeem or repurchase 100% of our Class A common stock included as part of the units sold in our IPO to December 9, 2023 (subject to an additional three month extension at the discretion of the Board). The Extension would give the Company the opportunity to complete the business combination.

Our charter provides that if our stockholders approve an amendment to our charter that would affect the substance or timing of our obligation to redeem 100% of our public shares if we do not complete our business combination before September 9, 2023, we will provide our public stockholders with the opportunity to redeem all or a portion of their public shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. We believe that this charter provision was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the charter.

Our Board recommends that you vote in favor of the Extension Amendment Proposal.

Why should I vote “FOR” the NTA Amendment Proposal?	If the NTA Amendment Proposal is not approved by our stockholders, we will not be able to proceed with the Extension, and will not be able to consummate a business combination.

Why should I vote “FOR” the Founder Share Amendment Proposal?

The purpose of the Founder Share Amendment is to provide the holders of the Company’s Class B common stock with the flexibility to assist us in meeting the listing requirements of our Class A common stock in connection with the Extension and the consummation of a business combination. This flexibility may also help us in retaining investors. For example, on March 28, 2023, we received a deficiency letter from the Staff of Nasdaq notifying us that, for the preceding 30 consecutive business days, our MVLS was below the $35 million minimum requirement for continued inclusion on the MVLS Requirement. The notification received has no immediate effect on our Nasdaq listing. In accordance with Nasdaq rules, we have been provided an initial period of 180 calendar days, or until September 25, 2023, to regain compliance with the MVLS Requirement. If, at any time before the Compliance Date, our MVLS closes at $35 million or more for a minimum of 10 consecutive business days, the Staff will provide us with written confirmation of compliance with the MVLS Requirement. Implementation of the Founder Share Amendment and the Founder Conversion, as currently contemplated, may help us regain compliance with the MVLS Requirement.

If the Charter Amendment Proposals are approved and the Charter Amendments are implemented, the Sponsor has informed the Company that it expects to convert on a one-for-one basis 6,900,000 shares of Founder Shares into 6,900,000 shares of our Class A common stock in the Founder Conversion. The 6,900,000 shares of Class A Common Stock that will be issued to our Sponsor in connection with the Founder Conversion. The Founder Shares following the Founder Conversion are subject to the same restrictions as the shares of our Class B common stock before the Founder Conversion, including, among others, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of a business combination as described in the IPO prospectus. The Founder Shares are entitled to registration rights.

Why should I vote “FOR” the Adjournment Proposal?	If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

What amount will holders receive upon consummation of a subsequent business combination or liquidation if the Extension Amendment Proposal is approved?

If the Charter Amendment Proposals are approved and the Charter Amendments are implemented, the Sponsor or its designees has agreed to loan to us the lesser of: (x) $50,000 and (y) $0.035 per month for each public share that is not redeemed. Assuming the Charter Amendment Proposals are approved and the Charter Amendments are implemented, the Loan will be deposited in the Trust Account promptly following the beginning of the Extension period. Accordingly, if the Charter Amendment Proposals are approved and the Charter Amendments are implemented, the redemption amount per share at the meeting for the Company’s business combination or the Company’s subsequent liquidation will be approximately $10.32 per share, subject to adjustment for the Excise Tax (as defined below), if applicable, and such other taxes payable from the Trust Account. The Loan is conditioned upon the implementation of the Charter Amendments. The Loan will not occur if the Charter Amendment Proposals are not approved or the Charter Amendments are not implemented. The Loan will only be made on a month-to-month basis at the end of every month and until the consummation of the business combination transaction. The amount of the Loan will not bear interest and will be repayable by us to the Sponsor or its designees upon consummation of an initial business combination, in cash, at the option of the Sponsor. If the Sponsor or its designees advises us that it does not intend to make the Loan, then the Charter Amendment Proposals and the Adjournment Proposal will not be put before the stockholders at the Special Meeting and we will dissolve and liquidate in accordance with our charter

When would the Board abandon the Charter Amendment Proposals?	Our Board will abandon the Extension Amendment if our stockholders do not approve the Extension Amendment Proposal. In addition, notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders. In addition, we will not proceed with the Extension unless the NTA Amendment Proposal is approved.

The Founder Share Amendment Proposal is conditioned on the approval of the Extension Amendment Proposal and the NTA Amendment Proposal; however, neither the Extension Amendment Proposal or the NTA Amendment Proposal is conditioned on the approval of the Founder Share Amendment Proposal.

How do the Company insiders intend to vote their shares?

All of our directors, executive officers and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the Charter Amendment Proposals. Currently, the Sponsor and our officers and directors own approximately 83.0% of our issued and outstanding shares of common stock, including 6,900,000 Founder Shares. The Sponsor and our directors, executive officers and their affiliates do not intend to purchase shares of common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Charter Amendments.

What vote is required to adopt the proposals?	The approval of the Extension Amendment Proposal and the NTA Amendment Proposal will require the affirmative vote of holders of at least 65% of our outstanding shares of common stock on the record date.

The approval of the Founder Amendment Proposal will require the affirmative vote of holders of at least 51% of our outstanding shares of common stock on the record date.

The approval of the Adjournment Proposal will require the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the Special Meeting and entitled to vote thereon.

What if I don’t want to vote “FOR” the Charter Amendment Proposals?

If you do not want any of the Charter Amendment Proposals to be approved, you must abstain, not vote, or vote “AGAINST” such proposal. You will be entitled to redeem your public shares for cash in connection with this vote whether or not you vote on any of the Charter Amendment Proposals so long as you elect to redeem your public shares for a pro rata portion of the funds available in the Trust Account in connection with the Charter Amendment Proposals. If the Charter Amendment Proposals are approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming holders.

What happens if the Extension Amendment Proposal,the NTA Amendment Proposal, and/or the Founder Shares Amendment Proposal is not approved?

Our Board will abandon the Extension Amendment and NTA Amendment if our stockholders do not approve the Extension Amendment Proposal and the NTA Amendment Proposal.

Our Board will abandon the Founder Share Amendment if our stockholders do not approve the Founder Share Amendment Proposal, the Extension Amendment Proposal, and the NTA Amendment Proposal. If the Founder Share Amendment Proposal is not approved, we believe it may reduce our flexibility to maintain a listing of our Class A common stock, including our options to regain compliance with the MVLS Requirement.

If both the Extension Amendment Proposal and the NTA Amendment Proposal are not approved and we do not consummate the business combination by September 9, 2023, as contemplated by our IPO prospectus and in accordance with our charter, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of income taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish the public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Board, liquidate and dissolve, subject, in each case, to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

There will be no distribution from the Trust Account with respect to our warrants which will expire worthless in the event we wind up.

In the event of a liquidation, the Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or Private Placement Warrants.

If the Charter Amendment Proposals are approved, what happens next?	We are seeking the Extension Amendment to provide us time to compete the business combination. If the NTA Amendment is not approved, we will not be able to proceed with the Extension. Our seeking to complete the business combination will involve:

	•	negotiating and executing a definitive agreement and related agreements;

	•	completing proxy materials;

	•	establishing a meeting date and record date for considering the business combination, and distributing proxy materials to stockholders; and

	•	holding a special meeting to consider the business combination.

We are seeking approval of the Extension Amendment Proposal because we will not be able to complete all of the tasks listed above prior to September 9, 2023. If the Extension Amendment Proposal is approved, we expect to seek stockholder approval of the business combination. If stockholders approve the business combination, we expect to consummate the business combination as soon as possible following such stockholder approval.

We are seeking approval of the Founder Share Amendment to provide the holders of the Company’s Class B common stock with the flexibility to assist us in meeting the listing requirements of our Class A common stock in connection with the Extension and the consummation of a business combination.

If the Charter Amendment Proposals are approved and the Charter Amendments are implemented, the Sponsor has informed the Company that it expects to convert on a one-for-one basis 6,900,000 shares of Founder Shares into 6,900,000 shares of our Class A common stock in the Founder Conversion. The 6,900,000 shares of Class A Common Stock that will be issued to our Sponsor in connection with the Founder Conversion. The Founder Shares following the Founder Conversion are subject to the same restrictions as the shares of our Class B common stock before the Founder Conversion, including, among others, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of a business combination as described in the IPO prospectus. The Founder Shares are entitled to registration rights.

Upon approval of the Extension Amendment Proposal and the NTA Amendment Proposal by holders of at least 65% of the common stock outstanding as of the record date, and approval of the Founder Share Amendment Proposal by holders of at least 51% of the common stock outstanding as of the record date, we will file an amendment to the charter with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto. Alternatively, in the unlikely event that the Extension Amendment Proposal and the NTA Amendment Proposal are approved but the Founder Share Amendment Proposal is not approved, upon approval of the Extension Amendment Proposal and the NTA Amendment Proposal by holders of at least 65% of the common stock outstanding as of the record date, we will file the Extension Amendment with the Delaware Secretary of State in the form set forth in Annex B hereto.We will remain a reporting company under the Exchange Act and our units, Class A common stock and public warrants will remain publicly traded.

If any of the Charter Amendment Proposals are approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our common stock held by the Sponsor and our directors and our officers as a result of their ownership of the Founder Shares and Private Placement Warrants.

Notwithstanding stockholder approval of the Charter Amendment Proposals, our Board will retain the right to abandon and not implement the Charter Amendments at any time without any further action by our stockholders.

What happens to the Company warrants if the Extension Amendment Proposal and/or the NTA Amendment Proposal are not approved?	If the Extension Amendment Proposal and/or the NTA Amendment Proposal are not approved and we do not consummate the business combination by September 9, 2023, as contemplated by our IPO prospectus and in accordance with our charter, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of income taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish the public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Board, liquidate and dissolve, subject, in each case, to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up.

What happens to the Company’s warrants if the Extension Amendment Proposal, NTA Amendment Proposal, and/or Founder Share Amendment Proposal are approved?	If any or all of the Charter Amendment Proposals are approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate a business combination until the Extended Date. The public warrants will remain outstanding and only become exercisable 30 days after the completion of a business combination, provided that we have an effective registration statement under the Securities Act covering the shares of Class A common stock issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).

What happens if the Founder Share Amendment Proposal is not approved?

Our Board will abandon the Founder Share Amendment if our stockholders do not approve the Founder Share Amendment Proposal. If the Founder Share Amendment Proposal is not approved, we believe it may reduce our flexibility to maintain a listing of our Class A common stock, including our options to regain compliance with the MVLS Requirement.

Would I still be able to exercise my redemption rights if I vote “AGAINST” the business combination?	Unless you elect to redeem your public shares at this time, you will be able to vote on the business combination when it is submitted to stockholders if you are a stockholder on the record date for a meeting to seek stockholder approval of the business combination. If you disagree with the business combination, you will retain your right to redeem your public shares upon consummation of the business combination in connection with the stockholder vote to approve the business combination, subject to any limitations set forth in our charter.

How do I attend the meeting?

As a registered stockholder, you received a proxy card from Continental Stock Transfer & Trust Company. The form contains instructions on how to attend the Special Meeting including the URL address, along with your 12 digit control number. You will need your control number for access. If you do not have your control number, contact Continental Stock Transfer & Trust Company at the phone number or e-mail address below. Beneficial investors who hold shares through a bank, broker or other intermediary, will need to contact them and obtain a legal proxy. Once you have your legal proxy, contact Continental Stock Transfer & Trust Company to have a control number generated. Continental Stock Transfer & Trust Company contact information is as follows: 917-262-2373, or email proxy@continentalstock.com.

If you do not have internet capabilities, you can listen only to the meeting by dialing (800) 450-7155 (toll-free) within the U.S. and Canada, or +1 857-999-9155 (standard rates apply) outside of the U.S. and Canada. When prompted, enter the pin number 5675657#. This is listen-only, and you will not be able to vote or enter questions during the meeting.

How do I change or revoke my vote?

You may change your vote by e-mailing a later-dated, signed proxy card to our Secretary at ssg@arrcap.com, so that it is received by our Secretary prior to the Special Meeting or by attending the Special Meeting online and voting. You also may revoke your proxy by sending a notice of revocation to our Secretary, which must be received by our Secretary prior to the Special Meeting.

Please note, however, that if on the record date, your shares were held not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Special Meeting and vote at the Special Meeting online, you must follow the instructions included with the enclosed proxy card.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes and abstentions. The Extension Amendment Proposal and the NTA Amendment Proposal must be approved by the affirmative vote of at least 65% of the outstanding shares as of the record date of our common stock, including the Founder Shares, voting together as a single class. Accordingly, a Company stockholder’s failure to vote by proxy or to vote online at the Special Meeting or an abstention with respect to the Extension Amendment Proposal and the NTA Amendment Proposal will have the same effect as a vote “AGAINST” such proposal.

The Founder Share Amendment Proposal must be approved by the affirmative vote of 51% of the outstanding shares as of the record date of our common stock, including the Founder Shares, voting together as a single class. Accordingly, a Company stockholder’s failure to vote by proxy or to vote online at the Special Meeting or an abstention with respect to the Founder Share Amendment Proposal will have the same effect as a vote “AGAINST” such proposal.

The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the Special Meeting and entitled to vote thereon. Accordingly, a Company stockholder’s failure to vote by proxy or to vote online at the Special Meeting will not be counted towards the number of shares of common stock required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Adjournment Proposal.

Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

If my shares are held in “street name,” will my broker automatically vote them for me?	No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe all the proposals presented to the stockholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name”, you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

What is a quorum requirement?	A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority in voting power of our common stock on the record date issued and outstanding and entitled to vote at the Special Meeting, present in person or represented by proxy, constitute a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Special Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the meeting has power to adjourn the Special Meeting. As of the record date for the Special Meeting, 4,156,553 shares of our common stock would be required to achieve a quorum.

Who can vote at the Special Meeting?	Only holders of record of our common stock at the close of business on August 14, 2023 are entitled to have their vote counted at the Special Meeting and any adjournments or postponements thereof. On this record date, 1,413,104 shares of Class A common stock and 6,900,000 shares of Class B common stock were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote online at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting online, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Does the Board recommend voting for the approval of the Charter Amendment Proposals and the Adjournment Proposal?

Yes. After careful consideration of the terms and conditions of these proposals, our Board has determined that the Extension Amendment Proposal, the NTA Amendment Proposal, the Founder Share Amendment Proposal, and, if presented, the Adjournment Proposal are in the best interests of the Company and its stockholders. The Board recommends that our stockholders vote “FOR” the Extension Amendment Proposal, the NTA Amendment Proposal, the Founder Share Amendment Proposal and the Adjournment Proposal.

What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?

The Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of: (i) 6,900,000 Founder Shares (purchased for $25,000) and 5,013,333 Private Placement Warrants (purchased for $7,520,000), which would expire worthless if a business combination is not consummated, and (ii) promissory notes issued by the Company to the Sponsor with an outstanding balance of $1,413,720 as of June 30, 2023. See the sections entitled “The Extension Amendment Proposal - Interests of the Sponsor, Directors and Officers,” “The NTA Amendment Proposal – Interests of the Sponsor, Directors and Officers,” and “The Founder Share Amendment Proposal – Interests of the Sponsor, Directors and Officers.”

Do I have appraisal rights if I object to the Extension Amendment Proposal or the NTA Amendment Proposal?	Our stockholders do not have appraisal rights in connection with the Extension Amendment Proposal, NTA Amendment Proposal, or the Founder Share Amendment Proposal under the DGCL.

What do I need to do now?	We urge you to read carefully and consider the information contained in this Proxy Statement, including the annexes, and to consider how the proposals will affect you as our stockholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

How do I vote?	If you are a holder of record of our common stock, you may vote online at the Special Meeting or by submitting a proxy for the Special Meeting. Whether or not you plan to attend the Special Meeting online, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Special Meeting and vote online if you have already voted by proxy.

If your shares of our common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I redeem my shares of Class A common stock?	If any of the Charter Amendments are implemented, each of our public stockholders may seek to redeem all or a portion of its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any stockholder vote to approve a proposed business combination, or if we have not consummated a business combination by the Extended Date.

In order to exercise your redemption rights, you must, prior to 5:00 p.m. Eastern time on September 5, 2023 (two business days before the Special Meeting) tender your shares physically or electronically and submit a request in writing that we redeem your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company 1 State Street Plaza, 30th Floor New York, New York 10004 Attn: Mark Zimkind E-mail: mzimkind@continentalstock.com

What should I do if I receive more than one set of voting materials?	You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Who is paying for this proxy solicitation?	We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Alliance Advisors, LLC to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Alliance Advisors, LLC a fee of $15,000. We will also reimburse Alliance Advisors, LLC for reasonable out-of-pocket expenses and will indemnify Alliance Advisors, LLC and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

Who can help answer my questions?	If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor, Alliance Advisors, LLC, at 844-670-2141 or by email at IRAA@allianceadvisors.com.

You may also contact us at: Iris Acquisition Corp 3rd Floor Zephyr House 122 Mary Street, George Town PO Box 10085 Grand Cayman KY1-1001, Cayman Islands

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information”.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this proxy statement constitute “forward-looking statements” for the purpose of the federal securities laws. Our forward-looking statements include, but are not limited to, statements regarding our or our management’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•	Our ability to enter into a definitive agreement and related agreements;

•	our ability to complete the business combination;

•	the anticipated benefits of the business combination;

•	the volatility of the market price and liquidity of our securities;

•	the use of funds not held in the trust account; and

•	the competitive environment in which our successor will operate following the business combination.

The forward-looking statements contained in this proxy statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. Future developments affecting us may not be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in Item 1A. “Risk Factors” of our Annual Report on Form 10-K, filed with the SEC on May 1, 2023. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this proxy statement, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements as predictions of future results. Our actual future results may be materially different from what we expect. We qualify all of our forward-looking statements by these cautionary statements.

RISK FACTORS

In addition to the below risk factors, you should consider carefully all of the risks described in our Annual Report on Form 10-K for the year ended December 31, 2022, any subsequent Quarterly Report on Form 10-Q filed with the SEC and in the other reports we file with the SEC before making a decision to invest in our securities. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

We may not be able to complete an initial business combination with a U.S. target company if such initial business combination is subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (CFIUS), and ultimately prohibited by the same.

Our sponsor, Iris Acquisition Holdings LLC, is a Delaware limited liability company, but as our sponsor has certain ties with non-U.S. persons, CFIUS may deem our sponsor a “foreign person.” As such, an initial business combination with a U.S. business may be subject to CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses. FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings.

We may choose to submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. If we do not file voluntarily with CFIUS and obtain CFIUS clearance of the initial business combination, CFIUS may initiate a review at any time in the future. Following review, CFIUS may decide to block the initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company if we haven’t first obtained CFIUS clearance, which may have an impact on the potential value of the transaction.

Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy and we have limited time to complete our initial business combination. If we cannot complete our initial business combination by September 9, 2023 (or December 9, 2023 (subject to an additional three month extension at the discretion of the Board) if the Extension Amendment Proposal is approved) because the review process drags on beyond such timeframe or because our initial business combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. If we liquidate, our public stockholders may only receive an amount per share that will be determined by when we liquidate and whether the Extension Amendment Proposal has been approved, and our warrants will expire worthless. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

A new 1% U.S. federal excise tax could be imposed on us in connection with redemptions by us of our shares that occur after December 31, 2022.

On August 16, 2022, President Biden signed into law the Inflation Reduction Act of 2022 (H.R. 5376) (the “IRA”), which, among other things, imposes a 1% excise tax on any publicly traded domestic corporation that repurchases its stock after December 31, 2022 (the “Excise Tax”). The Excise Tax is imposed on the fair market value of the repurchased stock, with certain exceptions. Because we are a Delaware corporation and our securities trade on Nasdaq, we are a “covered corporation” within the meaning of the IRA. While not free from doubt, absent any further guidance, there is significant risk that the Excise Tax will apply to any redemptions of our Public Shares after December 31, 2022, including redemptions made if we are unable to consummate a business combination by or before the September 9, 2023. The application of the Excise Tax to any redemptions we make after December 31, 2022 could potentially reduce the per-share amount that our Public Stockholders would otherwise be entitled to receive.

BACKGROUND

We are a blank check company incorporated in Delaware on November 5, 2020 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. We have operated as a blank check company while searching for a target business with which to consummate an initial business combination since March 2021 (or approximately 29 months).

On March 30, 2022, the SEC issued proposed rules relating to, among other matters, the extent to which special purpose acquisition companies like ours could become subject to regulation under the Investment Company Act. The SEC’s proposed rules would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that they satisfy certain conditions that limit a company’s duration, asset composition, business purpose and activities. The duration component of the proposed safe harbor rule would require the company to file a Current Report on Form 8-K with the SEC announcing that it has entered into an agreement with the target company (or companies) to engage in an initial business combination no later than 18 months after the effective date of the company’s registration statement for its initial public offering. The company would then be required to complete its initial business combination no later than 24 months after the effective date of its registration statement for its initial public offering. The SEC has indicated that it believes that there are serious questions concerning the applicability of the Investment Company Act to special purpose acquisition companies, including a company like ours, that does not complete its initial business combination within the proposed time frame set forth in the proposed safe harbor rule. As a result, it is possible that a claim could be made in the future that we have been operating as an unregistered investment company. It is also possible that the investment of funds from the initial public offering during our life as a blank check company, and the earning and use of interest from such investment, both of which will likely continue until we consummate an initial business combination, could increase the likelihood of us being found to have been operating as an unregistered investment company more than if we sought to potentially mitigate this risk by holding such funds as cash. If the Company was deemed to be an investment company for purposes of the Investment Company Act and found to have been operating as an unregistered investment company, it could cause the Company to liquidate. If we are forced to liquidate, investors in the Company would not be able to participate in any benefits of owning stock in an operating business, including the potential appreciation of our stock following such a transaction. Additionally, if we were forced to liquidate, our warrants would expire worthless.

In addition, on August 16, 2022, President Biden signed into law the IRA, which, among other things, imposes a 1% excise tax on any publicly traded domestic corporation that repurchases its stock after December 31, 2022. The Excise Tax is imposed on the fair market value of the repurchased stock, with certain exceptions. Because we are a Delaware corporation and our securities trade on Nasdaq, we are a “covered corporation” within the meaning of the IRA. While not free from doubt, absent any further guidance, there is significant risk that the Excise Tax will apply to any redemptions of our public shares after December 31, 2022, including redemptions made if we are unable to consummate an initial business combination by or before September 9, 2023 (or December 9, 2023 (subject to an additional three month extension at the discretion of the Board) if the Extension Amendment Proposal is approved). The application of the Excise Tax to any redemptions we make after December 31, 2022 could potentially reduce the per-share amount that our public stockholders would otherwise be entitled to receive.

There are currently 1,413,104 shares of Class A common stock and 6,900,000 shares of Class B common stock issued and outstanding. In addition, we issued warrants to purchase 6,900,000 shares of Class A common stock as part of our IPO and warrants to purchase 5,013,000 shares of Class A common stock as part of the private placement with the Sponsor that we consummated simultaneously with the consummation of our IPO. Each whole warrant entitles its holder to purchase one share of Class A common stock at an exercise price of $11.50 per share, to be exercised only for a whole number of shares of our Class A common stock. The warrants will become exercisable 30 days after the completion of our initial business combination and expire five years after the completion of our initial business combination or earlier upon redemption or liquidation. Once the warrants become exercisable, the Company may redeem the outstanding warrants at a price of $0.01 per warrant, if the last sale price of the Company’s Class A common stock equals or exceeds $18.00 per share for any 20 trading days within a 30 trading day period ending on the third business day before the Company sends the notice of redemption to the warrant holders. The warrants underlying the Private Placement Warrants, however, are non-redeemable so long as they are held by the Sponsor or its permitted transferees.

Approximately $15.1 million from our IPO and the simultaneous sale of the Private Placement Warrants are being held in our Trust Account in the United States maintained by Continental Stock Transfer & Trust Company, acting as trustee, invested in U.S. “government securities”, within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, which we refer to as the “1940 Act”, with a maturity of 185 days or less or in any open ended investment company that holds itself out as a money market fund selected by us meeting the conditions of Rule 2a-7 of the 1940 Act, until the earlier of: (i) the consummation of a business combination or (ii) the distribution of the proceeds in the Trust Account as described below.

In addition, in order to fund working capital deficiencies or finance transaction costs in connection with an intended business combination, the Sponsor or an affiliate of the Sponsor, or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required on a non-interest bearing basis (“Working Capital Loans”). If the Company completes the initial business combination, it would repay the Working Capital Loans. In the event that the initial business combination does not close, the Company may use a portion of the working capital held outside the Trust Account to repay the Working Capital Loans, but no proceeds from the Trust Account would be used to repay the Working Capital Loans. Up to $1,500,000 of such Working Capital Loans may be convertible into warrants of the post-business combination entity at a price of $1.50 per warrant at the option of the lender. Such warrants would be identical to the Private Warrants. As of June 30, 2023, the Company had no borrowings under the Working Capital Loans.

You are not being asked to vote on the business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider the business combination, you will retain the right to vote on the business combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event the business combination is approved and completed or we have not consummated a business combination by the Extended Date.

THE EXTENSION AMENDMENT PROPOSAL

Overview

The Company is proposing to amend its charter to extend the date by which the Company has to consummate a business combination to the Extended Date.

The Extension Amendment Proposal is required for the implementation of the Board’s plan to allow the Company more time to complete our initial business combination.

If both the Extension Amendment Proposal and the NTA Amendment Proposal are not approved and we do not consummate the business combination by September 9, 2023, as contemplated by our IPO prospectus and in accordance with our charter, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of income taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish the public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Board, liquidate and dissolve, subject, in each case, to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

A copy of the proposed amendment to the charter of the Company is attached to this Proxy Statement in Annex A. A copy of the proposed amendment to the Charter, which shall be used in the unlikely event the Extension Amendment Proposal is approved but the Founder Share Amendment Proposal is not approved, is attached to this Proxy Statement in Annex B.

Reasons for the Extension Amendment Proposal

The Company’s charter provides that the Company has until June 9, 2023 (subject to an additional three month extension at the discretion of the Board, which three month extension the Board has since approved) to complete an initial business combination. The purpose of the Extension Amendment is to allow the Company more time to complete its initial business combination.

The Company’s IPO prospectus and charter provide that the affirmative vote of the holders of at least 65% of all outstanding shares of common stock, including the Founder Shares, is required to extend our corporate existence, except in connection with, and effective upon, consummation of a business combination. Additionally, our IPO prospectus and charter provide for all public stockholders to have an opportunity to redeem their public shares in the case our corporate existence is extended as described above. Because we continue to believe that a business combination would be in the best interests of our stockholders, and because we will not be able to conclude a business combination within the permitted time period, the Board has determined to seek stockholder approval to extend the date by which we have to complete a business combination beyond September 9, 2023 to the Extended Date. We intend to hold another stockholder meeting prior to the Extended Date in order to seek stockholder approval of the business combination.

We believe that the foregoing charter provision was included to protect Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter.

If the Extension Amendment Proposal is Not Approved

Stockholder approval of the Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our Board will abandon and not implement the Extension Amendment unless our stockholders approve the Extension Amendment Proposal.

If both the Extension Amendment Proposal and the NTA Amendment Proposal are not approved and we do not consummate the business combination by September 9, 2023, as contemplated by our IPO prospectus and in accordance with our charter, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of income taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish the public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Board, liquidate and dissolve, subject, in each case, to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

There will be no distribution from the Trust Account with respect to the Company’s warrants which will expire worthless in the event we wind up. In the event of a liquidation, the Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Warrants.

If the Extension Amendment Proposal Is Approved

If the Extension Amendment Proposal is approved, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto to extend the time it has to complete a business combination until the Extended Date. Alternatively, in the unlikely event that both the Extension Amendment Proposal and the NTA Amendment Proposal are approved but the Founder Share Amendment Proposal is not approved, upon approval of the Extension Amendment Proposal and NTA Amendment Proposal, we will file the Extension Amendment and NTA Amendment with the Delaware Secretary of State in the form set forth in Annex B hereto. In either case, the Company will remain a reporting company under the Exchange Act and its units, Class A common stock and public warrants will remain publicly traded. The Company will then continue to work to consummate the business combination by the Extended Date.

Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders.

You are not being asked to vote on the business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider the business combination, you will retain the right to vote on the business combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event the business combination is approved and completed or we have not consummated a business combination by the Extended Date.

If the Extension Amendment Proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account. The Company cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved. We will not proceed with the Extension unless the NTA Amendment Proposal is approved.

Redemption Rights

If the Extension Amendment Proposal is approved, and the Extension is implemented, each public stockholder may seek to redeem its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. Holders of public shares who do not elect to redeem their public shares in connection with the Extension will retain the right to redeem their public shares in connection with any stockholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date. However, unless the NTA Amendment Proposal is approved, the Company will not proceed with the Extension or the redemption because the Company will not have at least $5,000,001 of net tangible assets upon its consummation of the Extension, after taking into account the redemption.

If the Charter Amendment Proposals are approved and the Extension is implemented, the Sponsor or its designees has agreed to loan to us the lesser of: (x) $50,000 and (y) $0.035 per month for each public share that is not redeemed. Assuming the Charter Amendment Proposals are approved and the Charter Amendments are implemented, the Loan will be deposited in the Trust Account promptly following the beginning of the Extension period. Accordingly, if the Charter Amendment Proposals are approved and the Charter Amendments are implemented, the redemption amount per share at the meeting for the Company’s business combination or the Company’s subsequent liquidation will be approximately $10.32 per share, subject to adjustment for the Excise Tax, if applicable, and such other taxes payable from the Trust Account, in comparison to the current redemption amount of approximately $10.28 per share, subject to adjustment for the Excise Tax, if applicable, and such other taxes payable from the Trust Account. The Loan is conditioned upon the implementation of the Charter Amendments. The Loan will not occur if the Charter Amendment Proposals are not approved or the Charter Amendments are not implemented. The Loan will only be made on a month-to-month basis at the end of every month and until the consummation of the business combination transaction. The amount of the Loan will not bear interest and will be repayable by us to the Sponsor or its designees upon consummation of an initial business combination, in cash, at the option of the Sponsor. If the Sponsor or its designees advises us that it does not intend to make the Loan, then the Charter Amendment Proposals and the Adjournment Proposal will not be put before the stockholders at the Special Meeting and we will dissolve and liquidate in accordance with our charter.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST SUBMIT A REQUEST IN WRITING THAT WE REDEEM YOUR PUBLIC SHARES FOR CASH TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY AT THE ADDRESS BELOW, AND, AT THE SAME TIME, ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO THE VOTE ON THE EXTENSION AMENDMENT PROPOSAL.

In connection with tendering your shares for redemption, prior to 5:00 p.m. Eastern time on September 5, 2023 (two business days before the Special Meeting), you must elect either to physically tender your stock certificates to Continental Stock Transfer & Trust Company, 1 State Street Plaza, 30th Floor, New York, New York 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, or to deliver your shares to the transfer agent electronically using DTC’s DWAC system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to 5:00 p.m. Eastern time on September 5, 2023 (two business days before the Special Meeting) ensures that a redeeming holder’s election is irrevocable once the Extension Amendment Proposal is approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the Special Meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $45 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to 5:00 p.m. Eastern time on September 5, 2023 (two business days before the Special Meeting) will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public stockholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment Proposal will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.28 at the time of the Special Meeting. The closing price of the Company’s Class A common stock on August 23, 2023 was $10.36.

If you exercise your redemption rights, you will be exchanging your shares of the Company’s Class A common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern time on September 5, 2023 (two business days before the Special Meeting). The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension.

Required Vote

The affirmative vote by holders of at least 65% of the Company’s outstanding shares of common stock, including the Founder Shares, is required to approve the Extension Amendment Proposal.

If both the Extension Amendment Proposal and the NTA Amendment Proposal are not approved and we do not consummate the business combination by September 9, 2023, as contemplated by our IPO prospectus and in accordance with our charter, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of income taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish the public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Board, liquidate and dissolve, subject, in each case, to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. Stockholder approval of the Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our Board will abandon and not implement such amendment unless our stockholders approve the Extension Amendment Proposal. Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

The Sponsor and all of our directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Extension Amendment Proposal. On the record date, the Sponsor and our directors and executive officers of the Company and their affiliates beneficially owned and were entitled to vote an aggregate of 6,900,000 Founder Shares representing approximately 83.0% of the Company’s issued and outstanding shares of common stock. The Sponsor and our directors, executive officers and their affiliates do not intend to purchase shares of Class A common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Extension Amendment.

Interests of the Sponsor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that the Sponsor, executive officers and members of our Board have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•	the fact that the Sponsor holds 6,900,000 Founder Shares and 5,013,333 Private Placement Warrants, which would expire worthless if a business combination is not consummated;

•	the fact that, unless the Company consummates the business combination, the Sponsor will not receive reimbursement for any out-of-pocket expenses incurred by an affiliate on behalf of the Company ($75,000 of such expenses were incurred that had not been reimbursed as of August 1, 2023) to the extent that such expenses exceed the amount of available proceeds not deposited in the Trust Account;

•	the fact that the Company has issued promissory notes to the Sponsor with an outstanding balance of $1,413,720 as of June 30, 2023, which amount the Company will be unable to repay to the Sponsor to the extent that the amount of such loans exceeds the amount of available proceeds not deposited in the Trust Account if a business combination is not completed;

•	the fact that, if the Trust Account is liquidated, including in the event we are unable to complete an initial business combination within the required time period, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.00 per public share, or such lesser per public share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account; and

•	the fact that none of our officers or directors has received any cash compensation for services rendered to the Company, and all of the current members of our Board are expected to continue to serve as directors at least through the date of the special meeting to vote on a proposed business combination and may even continue to serve following any potential business combination and receive compensation thereafter.

The Board’s Reasons for the Extension Amendment Proposal and Its Recommendation

As discussed below, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the Extension Amendment Proposal and recommends that you vote “FOR” such proposal.

Our charter provides that the Company has until June 9, 2023 (subject to an additional three month extension at the discretion of the Board, which three month extension the Board has since approved) to complete the purposes of the Company including, but not limited to, effecting a business combination under its terms.

Our charter states that if the Company’s stockholders approve an amendment to the Company’s charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if it does not complete a business combination before June 9, 2023 (subject to an additional three month extension at the discretion of the Board, which three month extension the Board has since approved), the Company will provide its public stockholders with the opportunity to redeem all or a portion of their public shares upon such approval at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of the Excise Tax, if applicable, and such other taxes payable from the Trust Account), divided by the number of then outstanding public shares. We believe that this charter provision was included to protect the Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter.

In addition, the Company’s IPO prospectus and charter provide that the affirmative vote of the holders of at least 65% of all outstanding shares of common stock, including the Founder Shares, is required to extend our corporate existence, except in connection with, and effective upon the consummation of, a business combination. Because we continue to believe that a business combination would be in the best interests of our stockholders and because we will not be able to conclude a business combination within the permitted time period, the Board has determined to seek stockholder approval to extend the date by which we have to complete a business combination beyond September 9, 2023 to the Extended Date.

The Company is not asking you to vote on the business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on the business combination in the future and the right to redeem your public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, in the event the business combination is approved and completed or the Company has not consummated another business combination by the Extended Date.

After careful consideration of all relevant factors, the Board determined that the Extension Amendment is in the best interests of the Company and its stockholders.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Extension Amendment Proposal.

THE NTA AMENDMENT PROPOSAL

Overview

As discussed elsewhere in this proxy statement/prospectus, the Company is asking its stockholders to approve the NTA Amendment Proposal. The NTA Amendment Proposal is conditioned upon the approval of Extension Amendment Proposal. Therefore, if the Extension Amendment Proposal is not approved, then the NTA Amendment Proposal will have no effect, even if approved by the Company’s stockholders. If the NTA Amendment Proposal and the Extension Amendment Proposal are approved at the Special Meeting, the following amendments (the “NTA Amendments”) will be made to the charter, which shall be effective, if adopted and implemented by the Company, immediately prior to the consummation of the proposed business combination:

(a) Section 9.2(a) of the charter shall be deleted in its entirety and replaced with the following language: “Prior to the consummation of the initial Business Combination, the Corporation shall provide all holders of Offering Shares with the opportunity to have their Offering Shares redeemed upon the consummation of the initial Business Combination pursuant to, and subject to the limitations of, Sections 9.2(b) and 9.2(c) (such rights of such holders to have their Offering Shares redeemed pursuant to such Sections, the “Redemption Rights”) hereof for cash equal to the applicable redemption price per share determined in accordance with Section 9.2(b) hereof (the “Redemption Price”). Notwithstanding anything to the contrary contained in this Amended and Restated Certificate, there shall be no Redemption Rights or liquidating distributions with respect to any warrant issued pursuant to the Offering.”

(b) Section 9.2(e) of the charter shall be deleted in its entirety and replaced with the following language: “If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an initial Business Combination, the Corporation shall consummate the proposed initial Business Combination only if such initial Business Combination is approved by the affirmative vote of the holders of a majority of the shares of the Common Stock that are voted at a stockholder meeting held to consider such initial Business Combination.”

(c) The following language shall be removed from Section 9.2(f) of the charter: “If the Corporation conducts a tender offer pursuant to Section 9.2(b), the Corporation shall consummate the proposed initial Business Combination only if the Redemption Limitation is not exceeded.”

(d) The following language shall be removed from Section 9.7 of the charter: “provided, however, that any such amendment will be voided, and this Article IX will remain unchanged, if any stockholders who wish to redeem are unable to redeem due to the Redemption Limitation.”

A copy of the NTA Amendments to the charter is attached to this proxy statement/prospectus as Annex A.

Reasons for the Amendments

The Company’s stockholders are being asked to adopt the proposed amendments to the charter prior to the Closing, which, in the judgment of the Board, could facilitate the consummation of the business combination if the Company’s net tangible assets remain below $5,000,001 immediately prior to and following the closing. The charter limits the Company’s ability to consummate an initial business combination, or to redeem shares of the Company’s common stock in connection with an initial business combination, if it would cause the Company to have less than $5,000,001 in net tangible assets. The purpose of such limitation was initially to ensure that the Company’s common stock would not be deemed a “penny stock” pursuant to Rule 3a51-1 under the Exchange Act. Because the Company’s common stock would not be deemed to be a “penny stock” pursuant to other applicable provisions of Rule 3a51-1 under the Exchange Act, the Company is presenting the NTA Amendment Proposal to facilitate the consummation of the business combination. If the NTA Amendment Proposal is not approved, the charter would prevent the Company from being able to consummate the business combination even if all other conditions to closing are met. If the business combination is consummated, then the charter, as amended by the NTA Amendments, will be replaced in its entirety by ParentCo’s amended and restated certificate of incorporation upon the closing of the business combination and all of the references in this proxy statement/prospectus to the “charter” shall be deemed to mean the charter as amended by amendments contained in this NTA Amendment Proposal.

Redemption Rights

For more information on your redemption rights and how to exercise those rights if the Charter Amendment Proposals are approved, and the Charter Amendments are implemented, see the section above entitled “The Extension Amendment Proposal — Redemption Rights”.

Required Vote

The affirmative vote by holders of at least 65% of the Company’s outstanding shares of common stock, including the Founder Shares, is required to approve the NTA Amendment Proposal.

Adoption of the NTA Amendment Proposal is conditioned on the approval of the Extension Amendment Proposal at the Special Meeting.

Interests of the Sponsor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that the Sponsor, executive officers and members of our Board have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•	the fact that the Sponsor holds 6,900,000 Founder Shares and 5,013,333 Private Placement Warrants, which would expire worthless if a business combination is not consummated;

•	the fact that, unless the Company consummates the business combination, the Sponsor will not receive reimbursement for any out-of-pocket expenses incurred by an affiliate on behalf of the Company ($75,000 of such expenses were incurred that had not been reimbursed as of August 1, 2023) to the extent that such expenses exceed the amount of available proceeds not deposited in the Trust Account;

•	the fact that the Company has issued promissory notes to the Sponsor with an outstanding balance of $1,413,720 as of June 30, 2023, which amount the Company will be unable to repay to the Sponsor to the extent that the amount of such loans exceeds the amount of available proceeds not deposited in the Trust Account if a business combination is not completed;

•	the fact that, if the Trust Account is liquidated, including in the event we are unable to complete an initial business combination within the required time period, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.00 per public share, or such lesser per public share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account; and

•	the fact that none of our officers or directors has received any cash compensation for services rendered to the Company, and all of the current members of our Board are expected to continue to serve as directors at least through the date of the special meeting to vote on a proposed business combination and may even continue to serve following any potential business combination and receive compensation thereafter.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the NTA Amendment Proposal.

THE FOUNDER SHARE AMENDMENT PROPOSAL

Overview

The Company is proposing to amend its charter to allow the Company to provide for the right of a holder of Class B common stock to convert such shares into shares of Class A common stock on a one-for-one basis at any time and from time to time prior to the closing of a business combination at the election of the holder.

Adoption of the Founder Share Amendment Proposal will give the company additional flexibility to meet certain Nasdaq continued listing requirements. If we fail to maintain compliance with certain Nasdaq continued listing requirements, we could be delisted and in that case, we would likely not be able to complete a business combination.

Additionally, the Class A common stock converted from the Class B common stock will be subject to the same restrictions as the Class B common stock before the conversion, including, among others, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of an initial business combination as described in our IPO prospectus. The shares of our Class A common stock converted from our Class B common stock will also be entitled to registration rights. A copy of the proposed amendment to the charter, which shall be used in the event the Charter Amendment Proposals are approved, is attached to this Proxy Statement in Annex A.

If the Founder Share Amendment Proposal is not approved, holders of the Class B common shares will be unable to convert such shares into Class A common shares prior to the closing of the business combination. That may make it more difficult for us to comply with certain Nasdaq’s continued listing requirements.

Reasons for the Founder Share Amendment Proposal

The Company’s charter currently provides that the Class B common stock will automatically convert into Class A common stock, upon the consummation of a business combination. The purpose of the Founder Share Amendment Proposal is to provide the holders of the Class B common stock with the flexibility to assist the Company in retaining investors and meet the listing requirements of its Class A common stock in connection with the Extension and the consummation of the business combination by converting the Class B common stock into shares of Class A common stock, thereby increasing the number of shares of Class A common stock outstanding.

For example, on March 28, 2023, we received a deficiency letter from the Staff of Nasdaq notifying us that, for the preceding 30 consecutive business days, our MVLS was below the $35 million minimum requirement for continued inclusion on the MVLS Requirement. The notification received has no immediate effect on our Nasdaq listing. In accordance with Nasdaq rules, we have been provided an initial period of 180 calendar days, or until September 25, 2023, to regain compliance with the MVLS Requirement. If, at any time before the Compliance Date, our MVLS closes at $35 million or more for a minimum of 10 consecutive business days, the Staff will provide us with written confirmation of compliance with the MVLS Requirement. Implementation of the Founder Share Amendment and the Founder Conversion, as currently contemplated, may help us regain compliance with the MVLS Requirement.

If the Founder Share Amendment Proposal Is Not Approved

If the Founder Share Amendment Proposal is not approved, the holders of the Class B common stock will not be able to convert such shares into Class A common stock prior to the completion of a business combination. If the Founder Share Amendment Proposal is not approved, we believe it may reduce our flexibility to maintain a listing of our Class A common stock, including our options to regain compliance with the MVLS Requirement.

In the unlikely event that both the Extension Amendment Proposal and NTA Amendment Proposal are approved but the Founder Share Amendment Proposal is not approved, upon approval of the Extension Amendment Proposal and the NTA Amendment Proposal, we will file the Extension Amendment and NTA Amendment with the Delaware Secretary of State in the form set forth in Annex B hereto. The filing of the Extension Amendment will extend the time the Company has to complete a business combination until the Extension Date. In either case, the Company will remain a reporting company under the Exchange Act and its units, Class A common stock and public warrants will remain publicly traded. The Company will then continue to work to consummate the business combination by the Extended Date.

If the Founder Share Amendment Proposal Is Approved

The Founder Share Amendment Proposal is conditioned on the approval of the Extension Amendment Proposal and the NTA Amendment Proposal; however, neither the Extension Amendment Proposal or NTA Amendment Proposal is conditioned on the approval of the Founder Share Amendment Proposal. If the Charter Amendment Proposals are approved, we will file the Charter Amendments with the Delaware Secretary of State in the form set forth in Annex A hereto. The Company will remain a reporting company under the Exchange Act, and expects that its units, Class A common stock and public warrants will remain publicly traded.

Upon conversion of the Company’s Class B common stock to our Class A common stock, such Class A common stock so converted shall not be entitled to receive funds from the Trust Account through redemptions or otherwise pursuant to the terms of the Letter Agreement, dated March 4, 2021, entered into by and among the Company, each of its officers and directors and the Sponsor in connection with our IPO. Additionally, if the Charter Amendment Proposals are approved and the Charter Amendments are implemented, the Sponsor has informed the Company that it expects to convert on a one-for-one basis 6,900,000 shares of Class B common stock into 6,900,000 shares of Class A common stock in the Founder Conversion. The Founder Shares following the Founder Conversion are subject to the same restrictions as the shares of Class B common stock before the Founder Conversion, including, among others, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of a business combination as described in our IPO prospectus. The Founder Shares common shares are entitled to registration rights.

However, notwithstanding stockholder approval of the Charter Amendment Proposals, our Board will retain the right to abandon and not implement the Charter Amendments at any time without any further action by our stockholders.

Redemption Rights

For more information on your redemption rights and how to exercise those rights if the Charter Amendment Proposals are approved, and the Charter Amendments are implemented, see the section above entitled “The Extension Amendment Proposal — Redemption Rights”.

Required Vote

The approval of the Founder Share Amendment Proposal will require the affirmative vote of holders of at least 51% of our outstanding shares of common stock, including shares of Class B common stock, on the record date.

Interests of the Sponsor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that the Sponsor, executive officers and members of our Board have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•	the fact that the Sponsor holds 6,900,000 Founder Shares and 5,013,333 Private Placement Warrants, which would expire worthless if a business combination is not consummated;

•	the fact that, unless the Company consummates the business combination, the Sponsor will not receive reimbursement for any out-of-pocket expenses incurred by an affiliate on behalf of the Company ($75,000 of such expenses were incurred that had not been reimbursed as of August 1, 2023) to the extent that such expenses exceed the amount of available proceeds not deposited in the Trust Account;

•	the fact that the Company has issued promissory notes to the Sponsor with an outstanding balance of $1,413,720 as of June 30, 2023, which amount the Company will be unable to repay to the Sponsor to the extent that the amount of such loans exceeds the amount of available proceeds not deposited in the Trust Account if a business combination is not completed;

•	the fact that, if the Trust Account is liquidated, including in the event we are unable to complete an initial business combination within the required time period, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.00 per public share, or such lesser per public share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account; and

•	the fact that none of our officers or directors has received any cash compensation for services rendered to the Company, and all of the current members of our Board are expected to continue to serve as directors at least through the date of the special meeting to vote on a proposed business combination and may even continue to serve following any potential business combination and receive compensation thereafter.

The Board’s Reasons for the Founder Share Amendment Proposal and Its Recommendation

As discussed below, after careful consideration of all relevant factors, our Board has determined that the Founder Share Amendment is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the Founder Share Amendment Proposal and recommends that you vote “FOR” such proposal.

Our charter provides that the Company has until June 9, 2023 (subject to an additional three month extension at the discretion of the Board, which three month extension the Board has since approved) to complete the purposes of the Company including, but not limited to, effecting a business combination under its terms. The Company’s charter currently provides that the Class B common stock will automatically convert into Class A common stock, upon the consummation of a business combination.

The Company is proposing to amend its charter to provide for the right of a holder of Class B common stock to convert such shares into shares of Class A common stock on a one-for-one basis at any time and from time to time prior to the closing of a business combination at the election of the holder. Adoption of the Founder Share Amendment Proposal will give the company additional flexibility to meet certain Nasdaq continued listing requirements. If we fail to maintain compliance with certain Nasdaq continued listing requirements, we could be delisted and in that case, we would likely not be able to complete a business combination. Because we continue to believe that a business combination would be in the best interests of our stockholders and because we will likely not be able to conclude a business combination if delisted, the Board has determined to seek stockholder approval to allow for Class B common stock holders to convert their shares into Class A common stock on a one-for-one basis at any time prior to the closing of a business combination at the election of the holder.

The Company is not asking you to vote on the business combination at this time. If the Founder Conversion is implemented and you do not elect to redeem your public shares, you will retain the right to vote on the business combination in the future and the right to redeem your public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, in the event the business combination is approved and completed or the Company has not consummated another business combination by the Extended Date.

After careful consideration of all relevant factors, our Board has determined that the Founder Share Amendment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable the adoption of the Founder Share Amendment Proposal.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Founder Share Amendment Proposal.

THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals. In no event will our Board adjourn the Special Meeting beyond September 9, 2023.

If the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals.

Required Vote

The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the Special Meeting and entitled to vote thereon. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the Special Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal. Broker non-votes will have no effect on the Adjournment Proposal.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Adjournment Proposal.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a summary of certain United States federal income tax considerations for holders of our Class A common stock with respect to the exercise of redemption rights in connection with the approval of the Extension Amendment Proposal. This summary is based upon the Internal Revenue Code of 1986, as amended, which we refer to as the “Code”, the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Service, which we refer to as the “IRS”, and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain a position contrary to any of the tax considerations described below. This summary does not discuss all aspects of United States federal income taxation that may be important to particular investors in light of their individual circumstances, such as investors subject to special tax rules (e.g., financial institutions, insurance companies, mutual funds, pension plans, S corporations, broker-dealers, traders in securities that elect mark-to-market treatment, regulated investment companies, real estate investment trusts, trusts and estates, partnerships and their partners, and tax-exempt organizations (including private foundations)) and investors that will hold Class A common stock as part of a “straddle,” “hedge,” “conversion,” “synthetic security,” “constructive ownership transaction,” “constructive sale,” or other integrated transaction for United States federal income tax purposes, investors subject to the alternative minimum tax provisions of the Code, U.S. Holders (as defined below) that have a functional currency other than the United States dollar, U.S. expatriates, investors that actually or constructively own 5 percent or more of the Class A common stock of the Company, and Non-U.S. Holders (as defined below, and except as otherwise discussed below), all of whom may be subject to tax rules that differ materially from those summarized below. In addition, this summary does not discuss any state, local, or non-United States tax considerations, any non-income tax (such as gift or estate tax) considerations, alternative minimum tax or the Medicare tax. In addition, this summary is limited to investors that hold our Class A common stock as “capital assets” (generally, property held for investment) under the Code.

If a partnership (including an entity or arrangement treated as a partnership for United States federal income tax purposes) holds our Class A common stock, the tax treatment of a partner in such partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. If you are a partner of a partnership holding our Class A common stock, you are urged to consult your tax advisor regarding the tax consequences of a redemption.

WE URGE HOLDERS OF OUR CLASS A COMMON STOCK CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. Holders

This section is addressed to U.S. Holders of our Class A common stock that elect to have their Class A common stock of the Company redeemed for cash. For purposes of this discussion, a “U.S. Holder” is a beneficial owner that so redeems its Class A common stock of the Company and is:

•	an individual who is a United States citizen or resident of the United States;

•	a corporation (including an entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

•	a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable Treasury regulations to be treated as a United States person.

Redemption of Class A Common Stock

In the event that a U.S. Holder’s Class A common stock of the Company is redeemed, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale or exchange of the Class A common stock under Section 302(a) of the Code. Whether the redemption qualifies for sale treatment will depend largely on the total number of shares of our stock treated as held by the U.S. Holder (including any stock constructively owned by the U.S. Holder as a result of owning warrants) relative to all of our shares both before and after the redemption. The redemption of Class A common stock generally will be treated as a sale of the Class A common stock (rather than as a distribution) if the redemption: (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of such U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only stock actually owned by the U.S. Holder, but also shares of our stock that are constructively owned by it. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock the U.S. Holder has a right to acquire by exercise of an option, which would generally include Class A common stock which could be acquired pursuant to the exercise of the warrants. In order to meet the substantially disproportionate test, the percentage of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of Class A common stock must, among other requirements, be less than 80% of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption. There will be a complete termination of a U.S. Holder’s interest if either: (i) all of the shares of our stock actually and constructively owned by the U.S. Holder are redeemed or (ii) all of the shares of our stock actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other stock. The redemption of the Class A common stock will not be essentially equivalent to a dividend if a U.S. Holder’s conversion results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests are satisfied, then the redemption will be treated as a distribution and the tax effects will be as described below under “U.S. Federal Income Tax Considerations to U.S. Holders - Taxation of Distributions.”

U.S. Holders of our Class A common stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Class A common stock of the Company will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale or Exchange

If the redemption qualifies as a sale or exchange of Class A common stock under Section 302(a) of the Code, a U.S. Holder must treat any gain or loss recognized as capital gain or loss. Any such capital gain or loss will be long-term capital gain or loss if the U.S. Holder’s holding period for the Class A common stock so disposed of exceeds one year. Generally, a U.S. Holder will recognize gain or loss in an amount equal to the difference between: (i) the amount of cash received in such redemption (or, if the Class A common stock is held as part of a unit at the time of the disposition, the portion of the amount realized on such disposition that is allocated to the Class A common stock based upon the then fair market values of the Class A common stock and the three-quarters of one warrant included in the unit) and (ii) the U.S. Holder’s adjusted tax basis in its Class A common stock so redeemed. A U.S. Holder’s adjusted tax basis in its Class A common stock generally will equal the U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a share of Class A common stock or the U.S. Holder’s initial basis for Class A common stock received upon exercise of a whole warrant) less any prior distributions treated as a return of capital. Long-term capital gain realized by a non-corporate U.S. Holder generally will be taxable at a reduced rate. The deduction of capital losses is subject to limitations.

Taxation of Distributions

If the redemption does not qualify as a sale or exchange of Class A common stock under Section 302(a) of the Code, the U.S. Holder will be treated as receiving a distribution. In general, any distributions to U.S. Holders generally will constitute dividends for United States federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under United States federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in our Class A common stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the Class A common stock and will be treated as described under “U.S. Federal Income Tax Considerations to U.S. Holders - Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale or Exchange”. Dividends we pay to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions, and provided certain holding period requirements are met, dividends we pay to a non-corporate U.S. Holder generally will constitute “qualified dividends” that will be taxable at a reduced rate.

U.S. Federal Income Tax Considerations to Non-U.S. Holders

This section is addressed to Non-U.S. Holders of our Class A common stock that elect to have their Class A common stock of the Company redeemed for cash. For purposes of this discussion, a “Non-U.S. Holder” is a beneficial owner (other than a partnership) that so redeems its Class A common stock of the Company and is not a U.S. Holder.

Redemption of Class A Common Stock

The characterization for United States federal income tax purposes of the redemption of a Non-U.S. Holder’s Class A common stock generally will correspond to the United States federal income tax characterization of such a redemption of a U.S. Holder’s Class A common stock, as described under “U.S. Federal Income Tax Considerations to U.S. Holders”.

Non-U.S. Holders of our Class A common stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Class A common stock of the Company will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale or Exchange

If the redemption qualifies as a sale or exchange of Class A common stock under Section 302(a) of the Code, a Non-U.S. Holder generally will not be subject to United States federal income or withholding tax in respect of gain recognized on a sale of its Class A common stock of the Company, unless:

•	the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder), in which case the Non-U.S. Holder will generally be subject to the same treatment as a U.S. Holder with respect to the redemption, and a corporate Non-U.S. Holder may be subject to the branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty);

•	the Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year in which the redemption takes place and certain other conditions are met, in which case the Non-U.S. Holder will be subject to a 30% tax on the individual’s net capital gain for the year; or

•	we are or have been a “U.S. real property holding corporation” for United States federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held our Class A common stock, and, in the case where shares of our Class A common stock are regularly traded on an established securities market, the Non-U.S. Holder has owned, directly or constructively, more than 5% of our Class A common stock at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. Holder’s holding period for the shares of our Class A common stock. We do not believe we are or have been a U.S. real property holding corporation.

Taxation of Distributions

If the redemption does not qualify as a sale or exchange of Class A common stock under Section 302(a) of the Code, the Non-U.S. Holder will be treated as receiving a distribution. In general, any distributions we make to a Non-U.S. Holder of shares of our Class A common stock, to the extent paid out of our current or accumulated earnings and profits (as determined under United States federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate. Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its shares of our Class A common stock and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Class A common stock, which will be treated as described under “U.S. Federal Income Tax Considerations to Non-U.S. Holders - Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale or Exchange”. Dividends we pay to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States generally will not be subject to United States withholding tax, provided such Non-U.S. Holder complies with certain certification and disclosure requirements. Instead, such dividends generally will be subject to United States federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to U.S. Holders (subject to an exemption or reduction in such tax as may be provided by an applicable income tax treaty). If the Non-U.S. Holder is a corporation, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal.

THE SPECIAL MEETING

Overview

Date, Time and Place. The Special Meeting of the Company’s stockholders will be held at 11:00 a.m. Eastern Time on September 7, 2023 as a virtual meeting. You will be able to attend, vote your shares and submit questions during the Special Meeting via a live webcast available at https://www.cstproxy.com/irisacquisition/2023. The meeting will be held virtually over the internet by means of a live audio webcast. Only stockholders who own shares of our common stock as of the close of business on the record date will be entitled to attend the virtual meeting.

To register for the virtual meeting, please follow these instructions as applicable to the nature of your ownership of our common stock.

If your shares are registered in your name with our transfer agent and you wish to attend the online-only virtual meeting, go to https://www.cstproxy.com/irisacquisition/2023, enter the control number you received on your proxy card and click on the “Click here” to preregister for the online meeting link at the top of the page. Just prior to the start of the meeting you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required in order to attend.

Beneficial stockholders who wish to attend the online-only virtual meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Beneficial stockholders who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the online-only meeting. After contacting our transfer agent, a beneficial holder will receive an e-mail prior to the meeting with a link and instructions for entering the virtual meeting. Beneficial stockholders should contact our transfer agent at least five business days prior to the meeting date.

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the Special Meeting, if you owned the Company’s Class A common stock at the close of business on August 14, 2023, the record date for the Special Meeting. You will have one vote per proposal for each share of the Company’s common stock you owned at that time. The Company’s warrants do not carry voting rights.

Votes Required. Approval of the Extension Amendment Proposal and the NTA Amendment Proposal will each require the affirmative vote of holders of at least 65% of the Company’s common stock outstanding on the record date, including the Founder Shares, and the Founder Share Amendment Proposal will require the affirmative vote of at least 51% of the outstanding shares of our common stock, including the Founder Shares. If you do not vote or you abstain from voting on a proposal, your action will have the same effect as an “AGAINST” vote. Broker non-votes will have the same effect as “AGAINST” votes.

At the close of business on the record date of the Special Meeting, there were 1,413,104 shares of Class A common stock and 6,900,000 shares of Class B common stock outstanding, each of which entitles its holder to cast one vote per proposal.

If you do not want any of the Charter Amendment Proposals approved, you must abstain, not vote, or vote “AGAINST” the Charter Amendment Proposals. You will be entitled to redeem your public shares for cash in connection with this vote whether or not you vote on any of the Charter Amendment Proposals so long as you elect to redeem your public shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment Proposal. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment Proposal.

Proxies; Board Solicitation; Proxy Solicitor. Your proxy is being solicited by the Board on the proposals being presented to stockholders at the Special Meeting. The Company has engaged Alliance Advisors, LLC to assist in the solicitation of proxies for the Special Meeting. No recommendation is being made as to whether you should elect to redeem your public shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares online at the Special Meeting if you are a holder of record of the Company’s common stock. You may contact Alliance Advisors, LLC at 844-670-2141 (toll free) or by email at IRAA@allianceadvisors.com.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of the Company’s common stock as of the record date based on information obtained from the persons named below, with respect to the beneficial ownership of shares of the Company’s common stock, by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•	each of our executive officers and directors that beneficially owns shares of common stock; and

•	all our officers and directors as a group.

As of the record date, there were 1,413,104 shares of Class A common stock and 6,900,000 shares of Class B common stock issued and outstanding. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

	Class A Common Stock		Class B Common Stock
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned		Approximate Percentage of Class		Approximate Percentage of Outstanding Common Stock
Directors and Officers(1)
Iris Acquisition Holdings LLC (2)	—	—	6,900,000	(3)	83.0%			%
Saba Capital Management, L.P.(4)	853,395	10.27%	—		—			%
Moore Capital Management, LP(5)	100,000	1.21%	—		—			%
Sumit Mehta (6)	—	—	—		—		—
Lisha Parmar(6)	—	—	—		—		—
Omkar Halady	—	—	—		—		—
Rohit Nanani(6)	—	—	—		—		—
Richard Peretz(6)	—	—	—		—		—
Manish Shah(6)	—	—	—		—		—
Nicholas Fernandez(6)	—	—	—		—		—
All executive officers and directors as a group (7 individuals)		%				%		%

(1)	Unless otherwise noted, the business address of each of the following is 3rd Floor Zephyr House, 122 Mary Street, George Town, PO Box 10085, Grand Cayman KY1-1001, Cayman Islands.

(2)	Iris Acquisition Holdings LLC, our sponsor, is the record holder of the shares reported herein. Columbass Limited, a limited company incorporated under the laws of England and Wales, is the managing member of our Sponsor.

(3)	Interests shown consist solely of founder shares, classified as Class B common stock. Such shares will automatically convert into shares of Class A common stock upon the consummation of our initial business combination on a one-for-one basis, subject to certain adjustments.

(4)	According to the Schedule 13G filed with the SEC on February 23, 2023, Saba Capital Management, L.P. (“Saba Capital”), Saba Capital Management GP, LLC (“Saba GP”), and Mr. Boaz R. Weinstein own an aggregate of 853,395 shares of our Class A common stock. Saba Capital, Saba GP and Mr. Weinstein maintain shared voting power and shared dispositive power over an aggregate of 853,395 shares of our Class A common stock. The address of the principal business office of each of the persons referred to in this footnote is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

(5)	According to the Schedule 13G filed on February 14, 2023, Moore Capital Management, LP (“MCM”), MMF LT, LLC (“MMF”), Moore Global Investments, LLC (“MGI”), Moore Capital Advisors, L.L.C. (“MCA”) and Louis M. Bacon (“Mr. Bacon”) own an aggregate of 100,000 shares of our Class A common stock. MCM, MMF, MGI, MCA and Mr. Bacon maintain sole voting and sole dispositive power over an aggregate of 100,000 shares of our Class A common stock. The address of the principal business office of each of the persons referred to in this footnote is 11 Times Square, 39th Floor, New York, New York 10036.

(6)	Each of our officers, directors and strategic advisors is, directly or indirectly, a member of our sponsor or have direct or indirect economic interests in our sponsor, and each of them disclaims any beneficial ownership of any shares held by our sponsor except to the extent of his or her ultimate pecuniary interest.

STOCKHOLDER PROPOSALS

Our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day prior to the date for the preceding year’s annual meeting of stockholders; provided, however, that in the event that the annual meeting is more than 30 days before or more than 60 days after such anniversary date (or if there has been no prior annual meeting), notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding”, reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•	If the shares are registered in the name of the stockholder, the stockholder should contact us at ssg@arrcap.com to inform us of his or her request; or

•	If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Special Meeting, you should contact the Company’s proxy solicitation agent at the following address and telephone number:

Alliance Advisors, LLC
200 Broadacres Drive, 3rd Floor
Bloomfield, New Jersey 07003
Toll Free: 844-670-2141
Email: IRAA@allianceadvisors.com

You may also obtain these documents by requesting them via e-mail from IRAA@allianceadvisors.com.

If you are a stockholder of the Company and would like to request documents, please do so by August 31, 2023, in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A

THIRD AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
IRIS ACQUISITION CORP

IRIS ACQUISITION CORP (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, does hereby certify as follows:

1.	The Corporation’s original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on November 5, 2020 under the name “Tribe Capital Growth Corp I”. The Amended and Restated Certificate of Incorporation was filed with the Secretary of State of Delaware on March 4, 2021 and thereafter amended by a Certificate of Amendment of the Amended and Restated Certificate of Incorporation on July 26, 2022, and by a Certificate of Amendment of the Amended and Restated Certificate of Incorporation on December 20, 2022 (the Amended and Restated Certificate of Incorporation, as amended, the “Amended and Restated Certificate”).

2.	This Certificate of Amendment to the Amended and Restated Certificate amends the Amended and Restated Certificate.

3.	This Certificate of Amendment to the Amended and Restated Certificate was duly adopted by the Board of Directors of the Corporation and 65% of the stock entitled to vote at a meeting of stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4.	The text of Section 4.3(b)(i) of Article IV is hereby amended and restated to read in full as follows:

(b)(i) “Shares of Class B Common Stock shall be convertible into shares of Class A Common Stock on a one-for-one basis (the “Initial Conversion Ratio”) (A) at any time and from time to time at the option of the holder thereof and (B) automatically on the closing of the Business Combination.”

Annex A-1

5.	The text of Section 9.1(b) of Article IX is hereby amended and restated to read in full as follows:

(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on January 25, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes (less up to $100,000 interest to pay dissolution expenses), none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of: (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination by December 9, 2023 (subject to an additional three month extension at the discretion of the Board) (or, in each case, if the Office of the Delaware Division of Corporations shall not be open for business (including filing of corporate documents) on such date the next date upon which the Office of the Delaware Division of Corporations shall be open) (the “Deadline Date”) and (iii) the redemption of shares in connection with a vote seeking (a) to modify the substance or timing of the Corporation’s obligation to provide for the redemption of the Offering Shares in connection with an initial Business Combination or amendments to this Amended and Restated Certificate prior thereto or to redeem 100% of such shares if the Corporation has not consummated an initial Business Combination by the Deadline Date or (b) with respect to any other material provisions relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

6.	The text of Section 9.2(a) of Article IX is hereby amended and restated to read in full as follows:

(a) Prior to the consummation of the initial Business Combination, the Corporation shall provide all holders of Offering Shares with the opportunity to have their Offering Shares redeemed upon the consummation of the initial Business Combination pursuant to, and subject to the limitations of, Sections 9.2(b) and 9.2(c) (such rights of such holders to have their Offering Shares redeemed pursuant to such Sections, the “Redemption Rights”) hereof for cash equal to the applicable redemption price per share determined in accordance with Section 9.2(b) hereof (the “Redemption Price”). Notwithstanding anything to the contrary contained in this Amended and Restated Certificate, there shall be no Redemption Rights or liquidating distributions with respect to any warrant issued pursuant to the Offering.

7.	The text of Section 9.2(e) of Article IX is hereby amended and restated to read in full as follows:

(e) If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an initial Business Combination, the Corporation shall consummate the proposed initial Business Combination only if such initial Business Combination is approved by the affirmative vote of the holders of a majority of the shares of the Common Stock that are voted at a stockholder meeting held to consider such initial Business Combination.

8.	Section 9.2(f) of Article IX is hereby removed in its entirety.

9.	The text of Section 9.7 of Article IX is hereby amended and restated to read in full as follows:

If, in accordance with Section 9.1(a), any amendment is made to Section 9.2(d) to modify (i) the substance or timing of the ability of Public Stockholders to seek redemption in connection with an initial Business Combination or the Corporation’s obligation to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination by the Deadline Date or

(ii) any other provisions relating to stockholders’ rights or pre-initial Business Combination activity, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its taxes, divided by the number of then outstanding Offering Shares.

Annex A-2

IN WITNESS WHEREOF, Iris Acquisition Corp has caused this Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of this __ day of _____________, 2023.

IRIS ACQUISITION CORP

By:
Name:	Sumit Mehta
Title:	Chief Executive Officer

Annex A-3

ANNEX B

PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
IRIS ACQUISITION CORP

IRIS ACQUISITION CORP (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, does hereby certify as follows:

1.	The Corporation’s original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on November 5, 2020 under the name “Tribe Capital Growth Corp I”. The Amended and Restated Certificate of Incorporation was filed with the Secretary of State of Delaware on March 4, 2021 and thereafter amended by a Certificate of Amendment of the Amended and Restated Certificate of Incorporation on July 26, 2022, and by a Certificate of Amendment of the Amended and Restated Certificate of Incorporation on December 20, 2022 (the Amended and Restated Certificate of Incorporation, as amended, the “Amended and Restated Certificate”).

2.	This Certificate of Amendment to the Amended and Restated Certificate amends the Amended and Restated Certificate.

3.	This Certificate of Amendment to the Amended and Restated Certificate was duly adopted by the Board of Directors of the Corporation and 65% of the stock entitled to vote at a meeting of stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4.	The text of Section 9.1(b) of Article IX is hereby amended and restated to read in full as follows:

(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on January 25, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes (less up to $100,000 interest to pay dissolution expenses), none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of: (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination by December 9, 2023 (subject to an additional three month extension at the discretion of the board) (or, in each case, if the Office of the Delaware Division of Corporations shall not be open for business (including filing of corporate documents) on such date the next date upon which the Office of the Delaware Division of Corporations shall be open) (the “Deadline Date”) and (iii) the redemption of shares in connection with a vote seeking (a) to modify the substance or timing of the Corporation’s obligation to provide for the redemption of the Offering Shares in connection with an initial Business Combination or amendments to this Amended and Restated Certificate prior thereto or to redeem 100% of such shares if the Corporation has not consummated an initial Business Combination by the Deadline Date or (b) with respect to any other material provisions relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

5.	The text of Section 9.2(a) of Article IX is hereby amended and restated to read in full as follows:

(a) Prior to the consummation of the initial Business Combination, the Corporation shall provide all holders of Offering Shares with the opportunity to have their Offering Shares redeemed upon the consummation of the initial Business Combination pursuant to, and subject to the limitations of, Sections 9.2(b) and 9.2(c) (such rights of such holders to have their Offering Shares redeemed pursuant to such Sections, the “Redemption Rights”) hereof for cash equal to the applicable redemption price per share determined in accordance with Section 9.2(b) hereof (the “Redemption Price”). Notwithstanding anything to the contrary contained in this Amended and Restated Certificate, there shall be no Redemption Rights or liquidating distributions with respect to any warrant issued pursuant to the Offering.

6.	The text of Section 9.2(e) of Article IX is hereby amended and restated to read in full as follows:

(e) If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an initial Business Combination, the Corporation shall consummate the proposed initial Business Combination only if such initial Business Combination is approved by the affirmative vote of the holders of a majority of the shares of the Common Stock that are voted at a stockholder meeting held to consider such initial Business Combination.

7.	Section 9.2(f) of Article IX is hereby removed in its entirety.

8.	The text of Section 9.7 of Article IX is hereby amended and restated to read in full as follows:

If, in accordance with Section 9.1(a), any amendment is made to Section 9.2(d) to modify (i) the substance or timing of the ability of Public Stockholders to seek redemption in connection with an initial Business Combination or the Corporation’s obligation to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination by the Deadline Date or

(ii) any other provisions relating to stockholders’ rights or pre-initial Business Combination activity, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its taxes, divided by the number of then outstanding Offering Shares.

Annex B-1

IN WITNESS WHEREOF, Iris Acquisition Corp has caused this Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of this __ day of _____________, 2023.

IRIS ACQUISITION CORP

By:
Name:	Sumit Mehta
Title:	Chief Executive Officer

Annex B-2

22873 Iris Acq. Corp Proxy Card_REV2 - FrontYOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet - QUICK EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by MailIRIS ACQUISITION CORPPLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on September 6, 2023. INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.Vote at the Meeting – If you plan to attend the virtual online extraordinary general meeting, you will need your 12 digit control number to vote electronically at the extraordinary general meeting. To attend: https://www.cstproxy.com/irisacquisition/2023MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.PROXY CARD FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED Please mark your votes like this1. PROPOSAL 1. EXTENSION AMENDMENT — AMEND THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EXTEND THE DATE BY WHICH THE COMPANYFOR AGAINST ABSTAINPLEASE NOTE: STOCKHOLDER SHOULD SIGN THE PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE SPECIAL MEETING. PLEASEMUST CONSUMMATE A BUSINESS COMBINATION TO DECEMBER 9, 2023 (SUBJECT TO AN ADDITIONAL THREE MONTH EXTENSION AT THE DISCRETION OF THE BOARD).INDICATE ANY ADDRESS OR TELEPHONE NUMBER CHANGES IN THE SPACE BELOW.2. PROPOSAL 2. NTA AMENDMENT — AMEND THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO REMOVE: (I) THE LIMITATION ON SHAREFOR AGAINST ABSTAINREPURCHASES THAT WOULD CAUSE THE COMPANY’S NET TANGIBLE ASSETS TO BE LESS THAN $5,000,001 AND (II) THE LIMITATION THAT THE COMPANY SHALL NOT CONSUMMATE A BUSINESS COMBINATION IF IT WOULD CAUSE THE COMPANY’S NET TANGIBLE ASSETS TO BE LESS THAN $5,000,001.PLEASE COMPLETE THE FOLLOWING: I plan to attend the Special Meeting (Check one): Yes No3. PROPOSAL 3. FOUNDER SHARE AMENDMENT — AMEND THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO PROVIDE FOR THE RIGHT OF A HOLDERFOR AGAINST ABSTAINNumber of attendees:THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXYOF SHARES OF THE CLASS B COMMON STOCK OF THE COMPANY TO CONVERT SUCH SHARES INTO SHARES OF THE COMPANY’S CLASS A COMMON STOCK ON A ONE-FOR-ONE BASIS PRIOR TO THE CLOSING OF A BUSINESS COMBINATION.WILL BE VOTED “FOR” EACH PROPOSAL AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY POSTPONEMENT OR AD- JOURNMENT THEREOF.4. PROPOSAL 4. ADJOURNMENT — ADJOURN THE SPECIAL MEETING TO A LATER DATE OR DATES, IF NECESSARY, TO PERMIT FURTHER SOLICITATION AND VOTE OF PROXIES IN THEFOR AGAINST ABSTAINCONTROL NUMBEREVENT THAT THERE ARE INSUFFICIENT VOTES FOR, OR OTHERWISE IN CONNECTION WITH, THE APPROVAL OF PROPOSAL 1.Signature Signature, if held jointly Date , 2023. Sign exactly as your name(s) appears on your stock certificate(s). A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc., are requested to so indicate when signing. If a stock certificate is registered in two names or held as joint tenants or as community property, both interested persons should sign.

22873 Iris Acq. Corp Proxy Card_REV3 - BackImportant Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on September 7, 2023: The Proxy Statement is available at https://www.cstproxy.com/irisacquisition/2023 FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED IRIS ACQUISITION CORP PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORSThe undersigned hereby appoints Sumit Mehta as proxy of the undersigned to attend the Special Meeting of Stockholders (the “Special Meeting”) of Iris Acquisition Corp (the “Company”), to be held via virtual meeting as described in the Proxy Statement on Thursday, September 7, 2023 at 11 a.m., Eastern Time, and any postponement or adjournment thereof, and to vote as if the undersigned were then and there personally present on all matters set forth in the Notice of Special Meeting, dated August 28, 2023 (the “Notice”), a copy of which has been received by the undersigned, as follows:THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY. (Continued, and to be marked, dated and signed, on the other side)